                            RevenueShares ETF Trust

                                        Cusip         NYSE
-------------------------------     -------------  ----------
RevenueShares Large Cap Fund          761396100       RWL
RevenueShares Mid Cap Fund            761396209       RWK
RevenueShares Small Cap Fund          761396308       RWJ

Prospectus

February 19, 2008

RevenueShares  ETF  Trust  (the  "Trust")  is a  registered  investment  company consisting of three separate series (each, a "Fund," and together, the "Funds").
Each Fund is an  "exchange-traded  fund,"  the  shares  ("Shares")  of which are listed on the NYSE Arca,  Inc.  ("NYSE Arca"),  and trade at market prices.  The market price for a Fund's  Shares may be different  from its net asset value per share ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund  issues  and  redeems  Shares at NAV only in large  blocks,  typically consisting of 50,000 shares or more ("Creation  Units").  These transactions are usually  in  exchange  for a basket of  securities  and an amount of cash.  As a practical  matter,  only  institutions  or large  investors  purchase  or redeem
Creation Units.  Except when  aggregated in Creation Units,  Shares of each Fund are not redeemable securities of the Funds.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR
          DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              Not FDIC Insured. May lose value. No bank guarantee.

                                TABLE OF CONTENTS

                                    Overview

This Prospectus  provides the information you need to make an informed  decision about investing in the Funds.  It contains  important facts about the Trust as a whole and each Fund.

Each Fund is an exchange-traded fund ("ETF").  Shares of each Fund are listed on the NYSE Arca and are traded at market prices that may differ from their NAV.

VTL Associates,  LLC ("VTL" or "Management")  is the investment  adviser to each
Fund. BNY Investment  Advisors  ("BNY  Advisors")  serves as sub-adviser to each
Fund.

Investment Objective

Each Fund's investment  objective is to outperform the total return  performance of the Fund's  corresponding  benchmark Standard & Poor's(R)index  (each an "S&P index"  or "S&P  benchmark  index").  For  purposes  of each  Fund's  investment objective,  "total return" refers to a combination of capital  appreciation  and income.  Each Fund's  investment  objective may be changed  without  shareholder approval  (although a Fund will provide  advance notice to shareholders at least
60 days before any such change takes  effect).  There can be no guarantee that a
Fund will achieve its investment objective.

Principal Investment Strategies

Each Fund seeks to achieve its  investment  objective by attempting to replicate the portfolio of its corresponding RevenueShares Index.

Each RevenueShares Index is constructed using a rules-driven methodology,  which re-weights the constituent  securities of a benchmark S&P index according to the revenue earned by the companies in that S&P index.  The resulting  RevenueShares
Index contains the same securities as the corresponding  benchmark index, but in different proportions.

Most traditional securities indexes and index funds determine the proportion, or
"weighting,"  of each  constituent  security  based  on each  security's  market capitalization (that is, its stock price multiplied by the number of outstanding shares).  This  means  that the  securities  of  companies  with  larger  market capitalizations  will  generally  be more  heavily  weighted  in the  index.  By re-weighting traditional capitalization-weighted securities indexes according to other criteria,  it may be possible for a  revenue-weighted  index to outperform the capitalization-weighted  index over time. For more information regarding the revenue-weighted  methodology,  see  the  section  entitled  "The  RevenueShares
Indexes" in this Prospectus.

From  time to time,  a Fund  will  purchase  or sell  certain  of its  portfolio securities to reflect changes to the constituent securities of the corresponding
RevenueShares  Index.  The Funds will also rebalance their portfolio  securities promptly  following the annual  rebalancing of the  RevenueShares  Indexes.  The
Funds do not seek temporary  defensive  positions when equity markets decline or appear  to be  overvalued.  Outside  of  the  annual  rebalancing,  each  Fund's portfolio  (following its corresponding  RevenueShares  Index) typically will be reconstituted  only  when:  (1) a security  in the  related  benchmark  index is altered due to corporate  actions such as price  adjustments or stock splits; or
(2) when Standard &  Poor's(R)includes  new  securities in a benchmark  index or deletes securities from a benchmark index.

Each  Fund's  intention  is to  replicate  the  constituent  securities  of  the corresponding  RevenueShares  Index as closely as possible.  However,  the Funds may, in VTL's  discretion,  remain invested in securities that were deleted from the Fund's corresponding  RevenueShares Index until VTL next rebalances the Fund in connection with the annual  rebalancing of the RevenueShares  Indexes.  Also,
when  a  replication   strategy   could  have  adverse   consequences   to  Fund
shareholders,  a Fund may utilize a "representative  sampling"  strategy whereby the Fund would hold a  significant  number of the  component  securities  of its corresponding  RevenueShares  Index,  but may not track that index with the same degree of accuracy as would an investment vehicle  replicating the entire index.
A representative  sampling might be utilized when (1) practical  difficulties or substantial  costs would be involved in compiling  all of the  securities in the corresponding  RevenueShares  Index,  (2)  the  constituent  securities  are too numerous to efficiently  purchase or sell, or (3) a component  security  becomes temporarily unavailable or relatively illiquid.

RevenueShares Large Cap Fund

Exchange Trading Symbol: RWL
Cusip Number: 761396100

The Fund seeks to achieve its investment  objective of  outperforming  the total return performance of the S&P 500 by investing in the constituent  securities of the S&P 500 in the same proportions as the RevenueShares Large Cap Index.

The S&P 500 is a stock market  index  comprised  of a  representative  sample of common  stocks of 500  leading  companies  in leading  industries  of the United
States  economy  selected by Standard & Poor's(R).  As of December 31, 2007, the
largest  market  capitalization  of a company  in the S&P 500 was  approximately
$511.89 billion,  and the smallest market  capitalization was approximately $710 million.  The average market  capitalization of companies in the S&P 500 on this date was approximately  $25.74 billion and the median market  capitalization was approximately $12.03 billion.

Under normal circumstances,  the Fund will invest at least 80% of its net assets in the  securities  of large  capitalization  companies  included in the S&P 500
Index and generally expects to be substantially  invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines large capitalization  companies as  companies  that are included in the S&P 500 at the time of  purchase.  The Fund will  provide  shareholders  with at least 60 days'
notice prior to any change in this policy.

RevenueShares Mid Cap Fund

Exchange Trading Symbol: RWK
Cusip Number: 761396209

The Fund seeks to achieve its investment  objective of  outperforming  the total return  performance  of the  S&P  MidCap  400 by  investing  in the  constituent securities of the S&P MidCap 400 in the same  proportions  as the  RevenueShares
Mid Cap Index.

The S&P MidCap 400 is a stock  market  index  comprised  of common  stock of 400 mid-sized  companies selected by Standard & Poor's(R).  As of December 31, 2007, the  largest  market  capitalization  of a  company  in the S&P  MidCap  400 was approximately  $12.40  billion,  and  the  smallest  market  capitalization  was approximately  $260 million.  The average market  capitalization of companies in the S&P MidCap 400 on this date was  approximately  $2.82 billion and the median market capitalization was approximately $2.42 billion.

Under normal circumstances,  the Fund will invest at least 80% of its net assets in the securities of mid capitalization companies included in the S&P MidCap 400
Index and generally expects to be substantially  invested at such times, with at least 95% of its net assets invested in these  securities.  The Fund defines mid capitalization companies as companies that are included in the S&P MidCap 400 at the time of purchase.  The Fund will provide shareholders with at least 60 days'
notice prior to any change in this policy.

RevenueShares Small Cap Fund

Exchange Trading Symbol: RWJ
Cusip Number: 761396308

The Fund seeks to achieve its investment  objective of  outperforming  the total return  performance  of the S&P SmallCap  600 by  investing  in the  constituent securities of the S&P SmallCap 600 in the same proportions as the  RevenueShares
Small Cap Index.

The S&P SmallCap 600 is a stock market index  comprised of 600 common  stocks of small-cap companies selected by Standard & Poor's(R) based on inclusion criteria to ensure that they are investable and  financially  viable.  As of December 31,
2007, the largest market capitalization of a company in the S&P SmallCap 600 was
approximately  $4.90  billion,  and  the  smallest  market   capitalization  was
approximately $60 million. The average market capitalization of companies in the
S&P  SmallCap  600 on this date was  approximately  $880  million and the median market capitalization was approximately $640 million.

Under normal circumstances,  the Fund will invest at least 80% of its net assets in the securities of small capitalization companies included in the S&P SmallCap
600 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets  invested in these  securities.  The Fund defines small  capitalization  companies  as  companies  that  are  included  in the S&P
SmallCap 600 at the time of purchase. The Fund will provide shareholders with at least 60 days' notice prior to any change in this policy.

Principal Risk Factors

Investing  in any exchange  traded fund,  including  the Funds,  involves  risk, including  the risk that you may lose part or all of the money you invest.  Each
Fund is  subject  to the  principal  risks  described  below,  unless  indicated
otherwise. Some or all of these risks may adversely affect a Fund's NAV, trading price, total return and/or a Fund's ability to meet its objectives.

Investment Approach Risk

The alternate  weighting approach employed by the RevenueShares  Indexes and the
Funds, while designed to enhance potential returns compared to the benchmark S&P indexes,  may not  produce the desired  results.  Using  revenues as a weighting measure is no guarantee that a RevenueShares Index or a Fund will outperform its corresponding S&P benchmark index. This approach may cause a RevenueShares Index or a Fund  to  underperform  its  corresponding  S&P  benchmark  index.  Revenue weighting  may  underperform,  for example,  when the market does not respond to revenue reports, or where the market reacts  disproportionately to disappointing revenue reports as compared to positive revenue reports.  Revenue  weighting may also  underperform  during a momentum  market  when the stock  price of a narrow group of companies  moves  rapidly  above their stated  revenues,  as was common during the 1998-1999  technology  bubble,  causing the RevenueShares  Indexes to allocate less to companies with rising market capitalizations.  Performance of a
RevenueShares  Index or a Fund is not expected to correlate with the performance of its  corresponding S&P benchmark index.  Moreover,  because the RevenueShares
Indexes are only rebalanced  annually, a RevenueShares Index may not incorporate market  information  about a  constituent  company's  current  revenues over the course of the year.

Stock Market Risk

Stock market risk is the risk that broad  movements  in  financial  markets will adversely affect the price of a Fund's  investments,  regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of  investments  a Fund makes.  There is also a risk that the price of one or more of the securities or other  instruments  in a Fund's  portfolio will fall. Many factors can adversely affect a security's performance, including both general  financial market  conditions and factors related to a specific company, industry or geographic region.

Market Trading Risks

There can be no  assurance  that an active  trading  market for Fund Shares will develop or be  maintained.  Although it is expected that the Shares of the Funds will be listed  for  trading  on the NYSE Arca,  it is  possible  that an active trading  market may not be  maintained.  This  principal  risk  applies  only to investors  who  will buy and  sell  shares  of the  Funds  in  secondary  market transactions  on the NYSE Arca  through  brokers and does not apply to investors such as market makers,  large investors and  institutions  who purchase and sell
Creation Units directly from and to a Fund.

Lack of Market Liquidity

Trading  of  Shares of a Fund on the NYSE Arca or  another  national  securities exchange may be halted if exchange officials deem such action appropriate,  if a
Fund is delisted,  or if the activation of marketwide  "circuit  breakers" halts stock trading generally.  If a Fund's Shares are delisted,  the Fund may seek to list its Shares on another market,  merge with another ETF or traditional mutual fund, or redeem its shares at NAV. Management believes that, under normal market conditions,  large  market  price  discounts  or  premiums  to NAV  will  not be sustained because of arbitrage  opportunities.  This principal risk applies only to  investors  who will buy and sell  shares  of the Funds in  secondary  market transactions  on the NYSE Arca  through  brokers and does not apply to investors such as market makers,  large investors and  institutions  who purchase and sell
Creation Units directly from and to a Fund.

Shares of the Funds May Trade at Prices Other Than NAV

It is  expected  that the shares of each Fund will be listed for  trading on the
NYSE Arca and will be bought and sold in the secondary  market at market prices.
Although  it is expected  that the market  price of the Shares of each Fund will approximate the respective  Fund's NAV, there may be times when the market price and the NAV vary  significantly.  Thus,  you may pay more  than NAV when you buy
Shares of a Fund in the secondary market, and you may receive less than NAV when you sell those Shares in the secondary market.

The market price of Fund Shares  during the trading  day,  like the price of any exchange-traded  security,  includes a "bid/ask"  spread charged by the exchange specialist,  market makers or other  participants that trade the Fund Shares. In
times  of  severe   market   disruption,   the  bid/ask   spread  can   increase
significantly.  At  those  times,  Fund  Shares  are most  likely  to trade at a discount to NAV,  and the  discount  is likely to be greatest  when the price of
Shares is falling fastest,  which is when you may most want to sell your Shares.
Management  believes that,  under normal market  conditions,  large market price discounts  or  premiums  to NAV  will  not be  sustained  because  of  arbitrage opportunities.

Small and Medium Capitalization Stock Risk

The RevenueShares Mid Cap Fund and the RevenueShares  Small Cap Fund are subject to certain risks associated with investments in small and medium  capitalization companies. The securities of companies with small and medium capitalizations may involve  greater  investment  risks  than  securities  of  companies  with large capitalizations.  Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines,  distribution  channels, markets and financial resources.  Securities of small and medium  capitalization companies  may  also  pay  no,  or  only  small,  dividends.  Small  and  medium capitalization  companies also may be dependent on  entrepreneurial  management, making the  companies  more  susceptible  to  certain  setbacks  and  reversals.
Securities  of  small  and  medium  capitalization  companies  may  also be more sensitive  to changes in the  economy,  such as changes in the level of interest rates. As a result, the securities of small and medium capitalization  companies may be subject to more abrupt or erratic  price  movements  than  securities  of larger companies,  may have limited  marketability,  and may be less liquid than securities of companies with larger  capitalizations.  The RevenueShares Indexes strive to  mitigate  this  liquidity  risk by using  S&P  indexes  as  benchmark indexes.  Though  revenue  weighting may,  during  momentum  markets,  result in heavier  allocation to less liquid  securities within a corresponding S&P index, investing in securities included in the benchmark S&P indexes helps mitigate the overall  liquidity risk because Standard & Poor's(R)uses  liquidity as a primary screening factor in selecting the constituent securities of its indexes.

Increased Volatility

The RevenueShares Mid Cap Fund and the RevenueShares  Small Cap Fund are subject to certain risks associated with increased  volatility in the price of small and medium capitalization companies.  Increased volatility may result from increased cash  flows to these  Funds and other ETFs in the market  that  continuously  or systematically buy large holdings of small capitalization  companies,  which can drive prices up and down more dramatically.  Additionally, the announcement that a security has been added to a widely  followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely  followed  index or benchmark may cause the price of that  security  to  decrease.  To the  extent  that an index  or  benchmark's methodology  is  rules-based  and  transparent,  any price  increase or decrease generally  would be  expected  to be  smaller  than  the  increase  or  decrease resulting  from a change to a  non-transparent  index or benchmark  (because the transparency of the index or benchmark likely would provide the market with more notice of such change).  Because it is impossible to predict when and how market participants  will react to announced  changes in the constituent  securities of the Funds'  corresponding  RevenueShares  Indexes, the Funds cannot predict when and how these changes will impact the market price and NAV of a Fund.

Non-Correlation Risk

A Fund's  return  may not match the  return of its  corresponding  RevenueShares
Index  for a number  of  reasons.  For  example,  each  Fund  incurs a number of operating  expenses not applicable to its corresponding  RevenueShares  Indexes, and incurs costs in buying and selling  securities,  especially when rebalancing the Fund's  securities  holdings to reflect  changes in the  composition  of its corresponding RevenueShares Index. A Fund may not be fully invested at times, in
which  case  holding  cash  balances  may  prevent  it  from   replicating   its
corresponding  RevenueShares Index. If a Fund utilizes a representative sampling approach,  its  return  may  not  correlate  as  well  with  the  return  on its corresponding  RevenueShares  Index, as would be the case if it purchased all of the stocks in the corresponding  RevenueShares Index with the same weightings as the corresponding RevenueShares Index.

                                   Performance

There is no performance  information  presented for the Funds,  as the Funds had not commenced investment operations as of the date of this Prospectus.

                                Fees and Expenses

The following  table  describes the fees and expenses you may pay if you buy and hold shares of the Funds.  The fees are  expressed as a percentage of the Fund's average net assets.  You may also incur customary  brokerage charges when buying or selling Fund shares.

---------------------------------------------------------------------------- ------------- -------------- ------------
                                                                              Large Cap    Mid Cap Fund    Small Cap
                                                                                 Fund                        Fund
---------------------------------------------------------------------------- ------------- -------------- ------------
   Shareholder Fees (fees paid directly from investments in Creation Units)(1)
----------------------------------------------------------------------------------------------------------------------
     Creation Transaction Fees
---------------------------------------------------------------------------- ------------- -------------- ------------
     Through NSCC                                                               $2,500        $2,000         $3,000
---------------------------------------------------------------------------- ------------- -------------- ------------
     Outside NSCC and Custom Orders                                             up to          up to         up to
                                                                               $10,000        $8,000        $12,000
---------------------------------------------------------------------------- ------------- -------------- ------------
     Redemption Transaction Fees
---------------------------------------------------------------------------- ------------- -------------- ------------
     Through NSCC                                                               $2,500        $2,000         $3,000
---------------------------------------------------------------------------- ------------- -------------- ------------
     Outside NSCC and Custom Orders                                             up to          up to         up to
                                                                               $10,000        $8,000        $12,000
----------------------------------------------------------------------------------------------------------------------
   Annual Fund Operating Expenses
     (expenses deducted from Fund assets)
---------------------------------------------------------------------------- ------------- -------------- ------------
     Management Fees                                                            0.45%         0.50%          0.50%
---------------------------------------------------------------------------- ------------- -------------- ------------
     Distribution and/or Service (12b-1) Fees (2)                               0.00%         0.00%          0.00%
---------------------------------------------------------------------------- ------------- -------------- ------------
     Other Expenses (3)                                                         0.11%         0.11%          0.11%
---------------------------------------------------------------------------- ------------- -------------- ------------
Total Annual Fund Operating Expenses                                            0.56%         0.61%          0.61%
---------------------------------------------------------------------------- ------------- -------------- ------------
     Less Management Fee Waiver/Expense Reimbursement (4)                       (0.07%)       (0.07%)        (0.07%)
---------------------------------------------------------------------------- ------------- -------------- ------------
Net Annual Fund Operating Expenses                                              0.49%         0.54%          0.54%
---------------------------------------------------------------------------- ------------- -------------- ------------

The following  example is intended to help retail investors  compare the cost of investing in each Fund with the cost of investing in other funds. It illustrates the  hypothetical  expenses that such investors would incur over various periods if they  invest  $10,000  in a Fund  for the  time  periods  indicated  and then redeemed all of the shares at the end of those  periods.  This  example  assumes that a Fund provides a return of 5% a year and that  operating  expenses  remain the same.  This example does not include the  brokerage  commission  that retail investors  will pay to buy and sell  shares of a Fund.  It also does not include the transaction  fees on purchases and  redemptions of Creation  Units,  because these fees will not be imposed on retail  investors.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------- --------------
                                                      1 Year         3 Years
----------------------------------------------------------------- --------------
RevenueShares Large Cap Fund                           $50             $165
----------------------------------------------------------------- --------------
RevenueShares Mid Cap Fund                             $55             $188
----------------------------------------------------------------- --------------
RevenueShares Small Cap Fund                           $55             $188
----------------------------------------------------------------- --------------

(1)  These Shareholder Fees apply to purchases and redemptions of Creation Units only. See "Creation Transaction Fees and Redemption Fees" below. These fees would  not  apply to Shares  that are  purchased  and sold on the NYSE Arca exchange, although customary brokerage fees may apply.

(2)  The Trust has adopted a  Distribution  and Service  Plan  pursuant to which each Fund may be  subject to an annual  Rule 12b-1 fee of up to 0.25%.  The
     Trust's Board has not  implemented  this fee,  however,  and has no present intention of doing so.

(3)  "Other  Expenses"  are based on  estimated  amounts for the current  fiscal year.

(4)  The Trust  and VTL have  entered  into a written  fee  waiver  and  expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse  expenses to the extent necessary to keep each
     Fund's  expenses from  exceeding the "Net Annual Fund  Operating  Expenses"
     shown in the table above.  This agreement will remain in effect and will be contractually  binding  for at  least  one  year  from  the  date  of  this
     Prospectus.

Creation Transaction Fees and Redemption Transaction Fees

The Funds  issue  and  redeem  Shares at NAV only in blocks of 50,000  Shares or multiples thereof.  As a practical matter,  only institutions or large investors purchase or redeem these Creation Units. A standard creation  transaction fee of
$2,500 for the  RevenueShares  Large Cap Fund,  $2,000 for the RevenueShares Mid
Cap Fund and  $3,000  for the  RevenueShares  Small Cap Fund is  charged to each purchaser of Creation  Units.(1) The fee is a single charge and will be the same regardless of the number of Creation Units  purchased by an investor on the same day. The  approximate  value of a Creation Unit as of the date of the Prospectus was $2,500,000. An investor who holds Creation Units and wishes to redeem at NAV would  also  pay a  standard  redemption  transaction  fee  of  $2,500  for  the
RevenueShares  Large Cap Fund,  $2,000  for the  RevenueShares  Mid Cap Fund and
$3,000 for the RevenueShares  Small Cap Fund on the date of such  redemption(s), regardless of the number of Creation Units redeemed that day. Investors who hold
Creation Units will also pay the annual fund operating expenses described in the table above.  Assuming an investment  in a Creation Unit of $2,500,000  and a 5%
return each year, and assuming a Fund's operating  expenses remain the same, the total costs if the Creation Unit is redeemed after one year would be $17,526 for the RevenueShares Large Cap Fund, $17,526 for the RevenueShares Mid Cap Fund
and  $19,801  for the  RevenueShares  Small  Cap Fund.  The  total  costs if the
Creation  Unit  is  redeemed   after  three  years  would  be  $48,103  for  the
RevenueShares  Large Cap Fund,  $51,075 for the  RevenueShares  Mid Cap Fund and
$53,075 for the RevenueShares Small Cap Fund. If a Creation Unit is purchased or redeemed  outside the usual  process  through the National  Securities  Clearing
Corporation  ("NSCC") or for cash,  a variable fee will be charged of up to four times the standard creation or redemption  transaction fee.(2) The creation fee, redemption  fee and variable fee are not expenses of the Funds and do not impact a Fund's expense ratio. Also, investors who are not Authorized Participants,  as that term is defined in "Creations, Redemptions and Transaction Fees," may incur additional costs by purchasing Creation Units through an Authorized  Participant or having a broker make such a purchase on their behalf.3

(1)  See the  "Creations,  Redemptions  and  Transaction  Fees"  section of this
     Prospectus.

(2)  The purpose of the transaction fee is to protect the existing  shareholders of the Funds from the  dilutive  costs  associated  with the  purchase  and redemption  of  Creation  Units.  Each Fund  recoups the  settlement  costs charged by NSCC and The  Depository  Trust  Company  ("DTC") by  imposing a transaction fee on investors  purchasing or redeeming  Creation Units.  For this reason,  investors  purchasing  or  redeeming  through the DTC process generally will pay a higher  transaction  fee than will investors  doing so through  the NSCC  process.  The  transaction  fee also  may  recoup  other expenses  incurred in the transfer of  securities  to a Fund in  connection with a purchase of  Creation  Units,  as well as the  transfer by a Fund of portfolio  securities  in connection  with a redemption of Creation  Units, with such expenses possibly  including  custody fees,  brokerage costs, and stamp taxes.

(3)  See the "Creation and Redemption of Creation Unit Aggregations"  section of the Trust's Statement of Additional Information (the "SAI").

                             Management of the Funds

The Investment Adviser and Sub-Adviser

VTL,  located  at  One  Commerce  Square,   2005  Market  Street,   Suite  2020,
Philadelphia, Pennsylvania 19103, serves as the investment adviser to each Fund.
As investment adviser, VTL has overall responsibility for the general management and  administration  of the Trust and  provides an  investment  program for each
Fund. VTL also supervises the sub-adviser's day-to-day management of the Funds.

BNY Advisors,  located at 1633 Broadway,  13th Floor,  New York, New York 10019,
serves as the  sub-adviser  for each Fund. BNY Advisors is  compensated  for its services  from the  management  fees paid to VTL by the Trust.  BNY  Advisors is responsible for the day-to-day trading,  rebalancing and cash management of each
Fund's assets.

VTL will receive fees from each Fund, at an annual rate based on a percentage of the Fund's average daily net assets, as shown in the following table:

-------------------------------------------------------------------------------
Name of Fund                                           Management Fee
-------------------------------------------------------------------------------
RevenueShares Large Cap Fund                                0.45%
-------------------------------------------------------------------------------
RevenueShares Mid Cap Fund                                  0.50%
-------------------------------------------------------------------------------
RevenueShares Small Cap Fund                                0.50%
-------------------------------------------------------------------------------

VTL has agreed to reduce fees and/or reimburse  expenses to the extent necessary to prevent  the  annual  operating  expenses  of each Fund  (excluding  interest
expense,   brokerage   commissions  and  other  trading  expenses,   taxes,  and
extraordinary expenses) from exceeding 0.49% of average daily net assets for the
RevenueShares  Large Cap Fund and 0.54% for the  RevenueShares  Mid Cap Fund and
RevenueShares  Small Cap Fund.  VTL, from its own resources,  including  profits from  advisory  fees  received  from  the  Funds,  also  may  make  payments  to
broker-dealers   and  other  financial   institutions  in  connection  with  the
distribution of the Funds' Shares.

Each Fund is  responsible  for all of its expenses,  including:  the  investment advisory fees (except for sub-advisory  fees, which are paid by VTL as described above); costs of transfer agency, custody, fund administration, legal, audit and other  services;  interest,  taxes,  brokerage  commissions  and other  expenses connected  with  executions  of  portfolio  transactions;  distribution  fees or expenses;  and extraordinary  expenses (including  merger-related  expenses,  if any).

VTL makes certain "revenue  sharing" payments out of its own profits in order to support the distribution of the Funds' Shares.  Currently,  VTL has entered into
such  arrangements  with  Foreside  Fund  Services,   LLC  ("Foreside"  or,  the
"Distributor"),  the Funds'  distributor,  and with Pacer  Financial  Inc.,  the
Funds'  wholesaler.  Neither of these entities sell Fund Shares  directly to the retail public through the NYSE Arca.

The  basis  for the  Board of  Trustees'  approval  of the  investment  advisory agreement and  sub-advisory  agreement  will be available in the Fund's  initial report to shareholders.

The Portfolio Managers

Vincent T. Lowry  serves as a portfolio  manager for each Fund and has  ultimate responsibility  for  the  investment  management  of each  Fund.  Mr.  Lowry  is responsible for the overall supervision of the investment  management program of each Fund.  This includes:  supervising  the  consistency of portfolio  security weighting  allocations  as compared to each Fund's  corresponding  RevenueShares
Index;  making  determinations  with  respect  to  alternative  cash  management vehicles and securities lending collateral investments; and monitoring corporate developments in constituent  securities to ensure that  reconstitutions are done according to the  predetermined  process  described below in "The  RevenueShares
Indexes." Mr. Lowry is the Chief Executive  Officer of VTL and has been with VTL since founding it in 2004. Prior to that, Mr. Lowry was an investment consultant with a major financial institution for more than eighteen years.

Certain  members of BNY Advisors  Index Fund  Management  Division also serve as portfolio  managers for the Funds pursuant to a sub-advisory  agreement with the
Fund ( the "Sub-Advisory  Agreement").  BNY Advisors is a separate  identifiable division of The Bank of New York, a New York bank,  with its  principal  offices located at 1633 Broadway,  13th Floor, New York, New York 10019. The Bank of New
York is a subsidiary of The Bank of New York Mellon Corporation

Investment  decisions  for  each of the  Fund  are  made by a team of  portfolio managers.  The head of the quantitative equity portfolio  management team who is responsible  for the  day-to-day  management  of the Fund's  portfolio is Denise
Krisko.

Ms.  Krisko is a  managing  director  of The Bank of New York where she has been employed  since  2005.  Prior to joining The Bank of New York,  Ms.  Krisko held various senior investment  positions with Deutsche Asset Management and Northern
Trust and was a senior  quantitative equity portfolio manager and trader for The
Vanguard  Group.  Ms. Krisko  attained the Chartered  Financial  Analyst ("CFA")
designation.  She graduated with a BS from Pennsylvania  State  University,  and obtained an MBA from Villanova University.

The Trust's SAI provides  additional  information about each Portfolio Manager's compensation,  other  accounts  managed  by each  Portfolio  Manager,  and  each
Portfolio Manager's ownership of shares in the Funds.

The RevenueShares Indexes

Each  RevenueShares  Index is constructed using an alternative  revenue-weighted approach  that  contains  most,  if not  all,  of  the  same  securities  as the corresponding  S&P benchmark index, but in different  proportions.  Each Fund is licensed, free of charge, to use its corresponding RevenueShares Index. Standard
&  Poor's(R)serves  as the index  provider  and is  responsible  for  compiling, sponsoring and maintaining each RevenueShares Index.

Most traditional  securities  indexes determine the proportion or "weighting" of each constituent security based on each security's market capitalization,  which results in securities of companies with larger market capitalizations being more heavily weighted in the index.  Traditional  capitalization-weighted  securities indexes  calculate  a  stock's  weighting  in the index as price  multiplied  by outstanding  float  (outstanding  exchange-listed  shares  of the  company).  By re-weighting traditional capitalization-weighted securities indexes according to other criteria, it may be possible for the revenue-weighted  index to outperform the  capitalization-weighted  index over  time.  The  RevenueShares  methodology
weights  each  constituent   member  of  the  RevenueShares   Index  using  each
constituent  security's  1-year  trailing  revenue as of the 3rd quarter  ending
September 30 as the numerator,  and the cumulative  revenues of all companies in the RevenueShares Index as the denominator. Accelerating revenues will only lead to higher weightings when a constituent  company's revenue  represents a greater percentage of the total revenues of all companies in the index.

The securities in each RevenueShares Index are re-weighted  annually by Standard
& Poor's(R)in December, using a rules-based  methodology.  Outside of the annual rebalancing,  the  RevenueShares  Indexes  will be  reconstituted  by Standard &
Poor's(R)only when: (1) a security in the related benchmark S&P index is altered due  to  corporate  actions;  or  (2)  when  Standard  &  Poor's(R)includes  new
securities  in  its  index  or  deletes   securities   from  its  index.   These
reconstitutions  may be as  frequently as daily.  Typical  examples of corporate actions include those  associated with price  adjustments.  When these corporate actions  take  place,  prices  are  adjusted  at the  opening  of trading by the applicable stock exchange.  For example, when a company declares a dividend, the price of the  stock  opens on the  ex-dividend  date at a price  below the prior day's close to reflect the payment of the dividend to record shareholders, which affects  capitalization.  For each such price  adjustment,  the  proportion of a stock's representation in the RevenueShares Index will be adjusted to return the stock to its pre-adjusted  weightings.  Dividends of constituent securities will be  deemed  to have  been  reinvested  pro  rata  by  company  weighting  in the applicable  RevenueShares Index.  Similarly,  rights offerings will be deemed to have been sold for cash and  reinvested  pro rata by  company  weighting  in the applicable RevenueShares Index.

Another  example of a corporate  action is a stock split. A stock split reflects an increase in a company's outstanding shares, but will not affect the company's weighting  in a  RevenueShares  Index.  For example,  in a 2:1 stock split,  the number of shares of that  particular  stock in the  RevenueShares  Index will be multiplied by 2 and price will be divided by 2.

When  Standard  &   Poor's(R)removes  a  company  from  its  index,  the  common denominator in the corresponding  RevenueShares  Index will not change until the next rebalancing. In order to avoid a complete re-weighting of the RevenueShares
Indexes  between  annual  rebalancings,   the  rules-based  methodology  weights
companies that are added to a  RevenueShares  Index at the same weighting as the company  being  removed  from the  RevenueShares  Index.  In the event  that two companies are added to the underlying S&P index and only one company is removed, the two companies being added to the  RevenueShares  Index would have a combined pro rata weighting  equal to that of the company that is being  removed.  In the event a company is added to an S&P index and no companies are removed,  Standard
& Poor's(R)will not add the new company to the corresponding RevenueShares Index until the annual rebalancing.

Each   RevenueShares   Index  will  be   transparent.   The   Trust's   website,
www.revenuesharesetfs.com,  is  publicly  accessible  and free of  charge to all investors.  The website describes the basic concept of each RevenueShares  Index
and  discloses  its  proprietary   rules-based   methodology.   All  components,
weightings,  additions and deletions from the Indexes will be publicly available promptly  following the corresponding  announcement by Standard & Poor's(R)prior to any changes being made.  Each business  day, the website  publishes,  free of charge (or provides a link to another  website that  publishes  free of charge), the  component  securities  of each  RevenueShares  Index and  their  respective weightings  as of the close of the prior  business  day.  Each business day, the website also  publishes,  free of charge (or provides a link to another  website that will publish free of charge),  the securities in each Fund's  portfolio and their respective  weightings,  and each Fund's per share NAV,  last-traded price and midpoint of the bid/ask spread as of the NAV calculation time, all as of the prior business day.

Each  trading  day,  the  value  of each  RevenueShares  Index  will be  updated intra-day  on a real time basis as  individual  component  securities  change in price.  These intra-day values will be disseminated  every 13 seconds throughout the trading day by organizations  authorized by Standard & Poor's(R).  Once each trading day, these  organizations will disseminate values for each RevenueShares
Index, based on closing prices in the relevant exchange market. VTL will publish these  disseminated  index  values on its  website (or provide a link to another website that publishes the index values free of charge).

In the unlikely event that an underlying  RevenueShares Index is discontinued or otherwise becomes permanently  unavailable,  a Fund may consider  substituting a different  index or taking  such  other  action as the Board of  Trustees  deems advisable.

Portfolio Holdings Information

Information   about   each   Fund's   portfolio   holdings   is   available   at
www.revenuesharesetfs.com.  A summarized  description of the Funds' policies and procedures with respect to the disclosure of each Fund's  portfolio  holdings is available in the Trust's SAI.

Administrator, Custodian and Transfer Agent

The Bank of New York ("BNY"), an affiliate of BNY Advisors, One Wall Street, New
York,  New York 10286,  is the  administrator,  custodian and transfer agent for each Fund.

Under the Fund  Administration  and  Accounting  Agreement  with the Trust,  BNY provides  necessary  administrative,  tax,  accounting  services,  and financial reporting  for the  maintenance  and  operations  of the Trust and each Fund. In addition,  BNY makes  available  the  office  space,  equipment,  personnel  and facilities required to provide such services.

Under the Custody  Agreement with the Trust, BNY maintains in separate  accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records  related to these  services,  and provides  other  services.  BNY is required,  upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust for each Fund.

Pursuant to a Transfer Agency and Service  Agreement with the Trust, BNY acts as transfer  agent for each  Fund's  authorized  and  issued  shares of  beneficial interest, and as dividend disbursing agent of the Trust.

As compensation for the foregoing  services,  BNY receives certain out of pocket costs,  transaction  fees and asset-based  fees which are accrued daily and paid monthly by the Trust from the Trust's custody account with BNY.

The Funds  participate  in a securities  lending  program under which the Funds'
custodian  is  authorized  to  lend  Fund  portfolio   securities  to  qualified
institutional investors that post appropriate  collateral.  The Funds' custodian receives a portion of the interest  earned on any  reinvested  collateral  as an offset  for the costs of the  program.  The Funds have  entered  into an expense offset  arrangement  with BNY to use the  remaining  income  from the program to offset a portion of the  custodian,  administration  and  transfer  agency  fees charged to the Funds by BNY and its affiliates.

Distributor

Foreside is the principal underwriter and distributor of each Fund's Shares. The
Distributor will not distribute Shares in less than whole Creation Units, and it does not  maintain  a  secondary  market in the  Shares.  The  Distributor  is a broker-dealer  registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.

                             Shareholder Information

Additional  shareholder  information is available free of charge by calling toll
free:     1-877-738-8870,     or    visiting     the    Funds'     website    at
www.revenuesharesetfs.com.

Buying and Selling Shares

The  Shares  will be  issued  or  redeemed  by a Fund at NAV per  share  only in
Creation Unit size.  Investors may acquire  shares  directly from each Fund, and shareholders may tender their shares for redemption  directly to each Fund, only in Creation Units of 50,000 Shares. See "Creations,  Redemptions and Transaction
Fees" below.

Shares of the Funds will also be listed for trading in the  secondary  market on the NYSE  Arca,  and most  investors  will buy and sell  shares  of the Funds in secondary market  transactions on the NYSE Arca through  brokers.  Purchases and sales of Fund Shares in quantities  smaller than Creation Unit sites may only be traded on NYSE Arca and may not be directly  purchased  from,  or redeemed by, a
Fund. Fund shares can be bought and sold on the NYSE Arca throughout the trading day like other publicly traded shares. There is no minimum investment.

Share prices are reported in dollars and cents per Share.  Although  Fund shares are generally purchased and sold in "round lots" of 100 shares,  brokerage firms typically permit  investors to purchase or sell Shares in smaller  "oddlots," at no per-share price differential.  When buying or selling shares through a broker in a secondary market NYSE Arca transaction,  you will incur customary brokerage commissions  and charges,  and you may pay some or all of the spread between the bid and the offered  price in the  secondary  market on each leg of a round trip
(purchase and sale) transaction.

Book Entry

Shares are held in book-entry form,  which means that no stock  certificates are issued.  DTC serves as the securities  depository for all Shares, and DTC or its nominee is the record owner of all  outstanding  Shares of the Funds.  Investors owning  Shares  are  beneficial  owners  as shown on the  records  of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies,  clearing  corporations and other institutions that directly or indirectly maintain a custodial  relationship with DTC. As a beneficial owner of
Shares,  you are not entitled to receive physical delivery of stock certificates or to have Shares  registered in your name,  and you are not considered a record owner of Shares.  Therefore,  to exercise  any right as an owner of Shares,  you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other  stocks that you hold in book entry or
"street name" form.

Fund Share Trading Prices

The  trading  prices of Shares of each Fund on the NYSE Arca may differ from the
Fund's  daily NAV and can be  affected  by market  forces of supply and  demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the  "approximate  value" of Shares of each
Fund every 15 seconds.  The  "approximate  value" that is calculated by the NYSE
Arca  will be based on the value of assets  in the  portfolio  minus a  budgeted liability  amount  and  divided  by  the  number  of  outstanding  Shares.  This
"approximate  value" is not  related to the price that Shares are trading on the
NYSE Arca and is different from the NAV. The  "approximate  value" should not be viewed as a  "real-time"  update of the NAV per Share of the Fund,  because  the
"approximate  value" may not be calculated in the same manner as the NAV,  which is computed  once a day,  generally at the end of the business  day. None of the
Funds are involved in, or responsible  for, the calculation or  dissemination of the  "approximate  value"  and the  Funds  do not make  any  warranty  as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Funds impose no restrictions on the frequency of purchases and  redemptions.
In  determining  not to  approve a  written,  established  policy,  the Board of
Trustees  evaluated  the  risks  of  market  timing  activities  by  the  Funds'
shareholders.  The Board considered that, unlike  traditional mutual funds, each
Fund issues and  redeems its Shares at NAV per Share for a basket of  securities intended to mirror the Fund's  portfolio,  plus a small amount of cash,  and the
Fund's Shares may be purchased  and sold on the NYSE Arca at  prevailing  market prices. Given this structure,  the Board determined that (a) it is unlikely that market timing would be attempted by the Funds' shareholders and (b) it is likely that any  attempts  to market  time a Fund by  shareholders  would  result in no negative impact to the Fund or its shareholders.

                   Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers,  large investors and  institutions  who wish to deal in  Creation  Units  directly  with a Fund must  enter  into an  authorized participant  agreement with the principal underwriter and the transfer agent, or purchase  through a dealer that has entered  into such an  agreement.  Set forth below is a brief  description of the  procedures  applicable to the purchase and redemption of Creation Units. For more detailed  information,  see "Creation and
Redemption of Creation Unit Aggregations" in the SAI.

Purchase

Each day, prior to the opening of trading,  the Fund will designate  through the
National  Securities  Clearing  Corporation  ("NSCC"),  the names and  number of shares of each security to be included in that day's basket of equity securities constituting  a  substantial  replication,  or a  representation,  of the stocks
included  in  the  relevant  Fund's  corresponding   benchmark  index  ("Deposit
Securities").  In order to purchase  Creation  Units of a Fund, an investor must generally  deposit a designated  portfolio of Deposit  Securities  and generally make a  small  cash  payment  referred  to as the  "Cash  Component."  The  Cash
Component  represents the  difference  between the net asset value of a Creation
Unit and the market value of the deposit securities.

Orders must be placed in proper form by or through an  "Authorized  Participant"
that is either  (i) a  "Participating  Party"  i.e.,  a  broker-dealer  or other participant in the Clearing  Process of the Continuous Net Settlement  System of
the  NSCC  (the  "Clearing   Process")  or  (ii)  a  participant  of  DTC  ("DTC
Participant") that has entered into an agreement with the principal  underwriter and the transfer  agent with respect to purchases  and  redemptions  of Creation
Units.  Orders are placed in "proper form" when the orders comply with the order processing  procedures  identified in the Authorized  Participant  Agreement for creation or redemption of Shares of the Funds. All orders must be placed for one or more whole  Creation  Units of Shares of a Fund and must be  received  by the principal  underwriter in proper form no later than the close of regular trading on the NYSE Arca  (ordinarily 4:00 p.m., New York City Time) ("Closing Time") in
order to receive that day's closing NAV per share. In the case of custom orders, as further  described  in the SAI,  the order must be received by the  principal underwriter no later than 3:00 p.m., New York City Time. A "custom order" may be placed by an  Authorized  Participant  in the event  that the Trust  permits  or requires the substitution of an amount of cash to be added to the Cash Component to replace  any  deposit  security;  for  example,  when a  security  may not be available  in  sufficient  quantity  for  delivery or when a security may not be eligible for trading by such Authorized Participant or the investor for which it is acting.  See "Creation and Redemption of Creation Unit  Aggregations"  in the
SAI.

A fixed creation transaction fee of $2,500 for the RevenueShares Large Cap Fund,
$2,000 for the RevenueShares Mid Cap Fund and $3,000 for the RevenueShares Small
Cap Fund (the  "Creation  Transaction  Fee") is applicable  to each  transaction regardless  of the number of Creation  Units  purchased in the  transaction.  An additional  charge  of up to four  times  the  Creation  Transaction  Fee may be imposed  with  respect  to custom  order  transactions  effected  outside of the
Clearing  Process (through a DTC Participant) or to the extent that cash is used in lieu of securities  to purchase  Creation  Units through a custom order.  See also  "Creation and  Redemption of Creation Unit  Aggregations"  in the SAI. The
price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees  described  above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all  Deposit  Securities subject to various  conditions,  including a requirement  to maintain on deposit with the Fund cash at least  equal to 105% of the  market  value of the  missing
Deposit Securities.  See "Creation and Redemption of Creation Unit Aggregations"
in the SAI.

Legal Restrictions on Transactions in Certain Stocks

An investor  subject to a legal  restriction  with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's  discretion,  be permitted to deposit an equivalent amount of cash in  substitution  for any stock that would  otherwise be included in the Deposit
Securities   applicable  to  the  purchase  of  a  Creation  Unit.   Such  legal
restrictions  would include,  but would not be limited to,  restrictions  due to
affiliated   relationships,   investment   guidelines  governing   institutional
investors or where the investor is an investment  banking firm or  broker-dealer restricted  from  holding  shares  of a company  whose  securities  it  recently underwrote.  These  transactions  would be  considered  custom orders since they involve the  substitution  of cash in lieu of securities,  and purchasers may be subject  to a  transaction  fee  of up  to  four  times  the  standard  Creation
Transaction Fee. See "Creation Transaction Fees and Redemption Transaction Fees"
in this  Prospectus.  For more details,  see also  "Creation  and  Redemption of
Creation Unit Aggregations" in the SAI.

Redemption

Each  Fund's  custodian  makes  available  immediately  prior to the  opening of business of the NYSE Arca each day, through the facilities of the NSCC, the list of the names and the  numbers of shares of a Fund's  portfolio  securities  that will be  applicable  that day to  redemption  requests  in  proper  form  ("Fund
Securities").  Fund  Securities  received on redemption  may not be identical to
Deposit  Securities that are applicable to purchases of Creation  Units.  Unless cash  redemptions  are  available  or  specified  for  a  particular  Fund,  the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the  difference  between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"),  less the applicable redemption fee and, if applicable, any transfer taxes. Should the
Fund Securities have a value greater than the NAV of Shares being redeemed,  the redeeming  shareholder  will be  required  to arrange  for a  compensating  cash payment to the Trust equal to the differential,  plus the applicable  redemption fee and, if applicable,  any transfer taxes. For more details, see "Creation and
Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem  Creation  Units of a Fund may only be effected by or through an  Authorized  Participant.  An order to redeem  must be placed for one or more whole  Creation  Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day's  closing net asset value per Share. In the case of custom orders,  as further described in the SAI, the order must be received  by the  transfer  agent no later than 3:00 p.m.  New
York City Time.

A fixed  redemption  transaction fee of $2,500 for the  RevenueShares  Large Cap
Fund, $2,000 for the RevenueShares Mid Cap Fund and $3,000 for the RevenueShares
Small  Cap  Fund  (the  "Redemption  Transaction  Fee")  is  applicable  to each redemption  transaction  regardless of the number of Creation  Units redeemed in the  transaction.  An  additional  charge  of up to four  times  the  Redemption
Transaction Fee may be charged to approximate  additional  expenses  incurred by the Trust with respect to redemptions  effected  outside of the Clearing Process or to the extent that  redemptions are for cash. Each Fund reserves the right to effect  redemptions in cash. A shareholder may request a cash redemption in lieu of  securities;  however,  each Fund may,  in its  discretion,  reject  any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

                       Dividends, Distributions and Taxes

As with any  investment,  you should consider how your investment in Shares will be  taxed.  The tax  information  in this  Prospectus  is  provided  as  general information.  You  should  consult  your  own  tax  professional  about  the tax consequences of an investment in Shares.

Unless  your  investment  in  Shares  is made  through  a  tax-exempt  entity or tax-deferred  retirement  account,  such as an IRA plan, you need to be aware of the possible tax consequences when:

     o    Your Fund makes distributions,

     o    You sell your Shares listed on the NYSE Arca, and

     o    You purchase or redeem Creation Units.

Dividends & Distributions

Dividends  and  Distributions.  Each Fund  intends  to elect and  qualify  to be treated as a regulated  investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it  distributes  to you.  Each Fund  expects to declare and pay quarterly dividends to shareholders of all of its net investment income, if any.
Each Fund will also declare and pay net realized capital gains, if any, at least annually.  Each  Fund  may  also pay a  special  distribution  at the end of the calendar  year to  comply  with  federal  tax  requirements.  The  amount of any distribution  will  vary,  and there is no  guarantee  a Fund will pay either an income dividend or a capital gains  distribution.  Distributions  in cash may be reinvested  automatically  in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual  Statements.  Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are taxable as if they were paid in  December.  The Funds may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  a Fund will send you a  corrected  Form  1099-DIV  to  reflect reclassified information.

Avoid  "Buying  A  Dividend."  If  you  invest  in a  Fund  shortly  before  the ex-dividend  date of a taxable  distribution,  the  distribution  will lower the value of the Fund's Shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund
Shares  or  receive  them  in  cash.  For  federal  income  tax  purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.
Fund  distributions  of  long-term  capital  gains,  if any,  in  excess  of net short-term  capital  losses are  taxable to you as  long-term  capital  gains no matter how long you have owned your Shares.  A portion of income  dividends paid by a Fund may be designated as qualified  dividend  income eligible for taxation at the reduced tax rates  applicable to long-term  capital gains,  provided that certain  holding  period  and  other  requirements  are met by the  Fund and the shareholder.

Taxes on  Exchange-Listed  Share  Sales.  A sale or exchange of Fund Shares is a taxable  event.  Currently,  any capital  gain or loss  realized  upon a sale of
Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as  short-term  capital gain or loss if the
Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Back-Up  Withholding.  By law,  if you do not  provide a Fund  with your  proper taxpayer identification number and certain required  certifications,  you may be subject to backup  withholding on any distributions of income,  capital gains or proceeds  from the sale of your Shares.  The Fund also must  withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation  Units.  An Authorized  Participant
who exchanges  equity  securities for Creation Units  generally will recognize a gain or a loss.  The gain or loss will be equal to the  difference  between  the market value of the Creation  Units at the time of purchase and the  exchanger's aggregate  basis in the securities  surrendered  and the Cash Component  paid. A person  who  exchanges  Creation  Units for  equity  securities  will  generally recognize a gain or loss equal to the difference  between the exchanger's  basis in the Creation Units and the aggregate market value of the securities  received and the Cash Redemption  Amount.  The Internal  Revenue  Service,  however,  may assert that a loss realized upon an exchange of  securities  for Creation  Units cannot be deducted  currently  under the rules governing "wash sales," or on the basis that there has been no significant  change in economic  position.  Persons exchanging  securities  should  consult  their own tax advisor  with  respect to whether wash sale rules apply and when a loss might be deductible.

Under  current  federal  tax  laws,  any  capital  gain  or loss  realized  upon redemption of Creation Units is generally  treated as long-term  capital gain or loss if the  Shares  have been  held for more than one year and as a  short-term capital gain or loss if the Shares have been held for one year or less.

Non-U.S.  Investors.  Non-U.S. investors may be subject to U.S. withholding at a
30% or lower treaty rate and to U.S. estate tax, and are subject to special U.S.
tax certification requirements.

This  discussion  of  "Dividends,  Distributions  and Taxes" is not  intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal,  state, local or foreign tax consequences before making an investment in a Fund.

                                Other Information

Distribution Plan

The Distributor  serves as the distributor of Creation Units for each Fund on an agency  basis.  The  Distributor  does not  maintain a secondary  market in Fund
Shares.

The Board of Trustees of the Trust has adopted a  Distribution  and Service Plan
(the "Plan")  pursuant to Rule 12b-1 under the 1940 Act. In accordance  with its
Rule 12b-1  plan,  each Fund is  authorized  to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation  Units of each Fund or the  provision of investor services,  including but not limited to: (i) marketing and promotional services, including advertising;  (ii) facilitating  communications with beneficial owners of shares of the Funds; (iii) wholesaling services; and (iv) such other services and  obligations  as may be set  forth in the  Distribution  Agreement  with the
Distributor, or a dealer agreement with a broker-dealer.

No 12b-1 fees are currently paid by the Funds,  and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future,  because these  fees are paid out of each  Fund's  assets,  over  time  these  fees  will increase the cost of your  investment  and may cost you more than certain  other types of sales charges.

Net Asset Value

BNY calculates each Fund's NAV at the close of regular trading  (ordinarily 4:00
p.m. New York City Time) every day the New York Stock  Exchange is open.  NAV is calculated by deducting all of a Fund's  liabilities from the total value of its assets and dividing the result by the number of Shares outstanding,  rounding to the nearest cent.  All  valuations are subject to review by the Trust's Board of
Trustees or its delegate.

In  determining  NAV,  expenses are accrued and applied daily and securities and other  assets for which market  quotations  are  available  are valued at market value.  Common stocks and other equity  securities  are valued at the last sales price that day or, in the case of the  NASDAQ,  at the NASDAQ  official  closing price. When price quotes are not readily available, securities will be valued at fair value.

Investments that may be valued at fair value include,  among others, an unlisted security where the issuer has announced significant corporate actions or events, a restricted  security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default  or  bankruptcy  proceedings  for  which  there  is  no  current  market quotation,  or a  security  affected  by a  significant  event,  such as acts of terrorism,  natural disasters,  government action, armed conflict or significant market fluctuations.  Fair value pricing involves subjective judgments and it is possible  that the fair  value  determined  for a  security  will be  materially different than the value that could be realized upon the sale of that security.

Premium/Discount Information

The Funds  anticipate  that there is likely to be differences  between the daily market  price on  secondary  markets for Shares and the Funds'  NAV.  NAV is the price per share at which a Fund issues and redeems Shares,  and is calculated as described in the previous  section.  The "Market  Price" of a Fund  generally is determined  using the  midpoint  between the highest bid and the lowest offer on the NYSE Arca on which a Fund is listed for  trading,  as of the time the Fund's
NAV is calculated.  A Fund's Market Price may be at, above or below its NAV. The
NAV of a Fund will  fluctuate  with changes in the market value of its portfolio holdings.  The Market Price of a Fund will fluctuate in accordance  with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences  (generally expressed as a percentage)
between the NAV and Market Price of a Fund on a given day, generally at the time
NAV is calculated. A premium is the amount that a Fund's Market Price is trading above the reported NAV,  expressed as a percentage of the NAV. A discount is the amount that a Fund's Market Price is trading  below the reported NAV,  expressed as a percentage of the NAV.

                               Additional Notices

Other Investment Companies

For purposes of the 1940 Act,  each Fund is treated as a  registered  investment company and the acquisition of Shares by other  investment  companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.  Registered  investment companies  are  permitted to invest in Shares of each Fund beyond the limits set forth in Section  12(d)(1)  subject to certain terms and conditions set forth in an SEC exemptive  order issued to the Trust (the  "Order"),  including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which  Creation  Units of Fund  Shares are  created and traded may raise certain  issues under  applicable  federal  securities  laws.  Because new shares may be created and issued on an ongoing  basis,  at any point  during the life of a Fund, a "distribution,"  as that term is used in the Securities Act of
1933,  as amended (the  "Securities  Act"),  may be occurring.  Any  individuals considered  to be  statutory  underwriters  with  regard to a  distribution  are subject to prospectus  delivery and liability  provisions of the Securities Act.
Therefore,  broker-dealers  and other persons are cautioned that some activities on their part, depending on the circumstances,  may result in their being deemed participants in a distribution in a manner that could render such broker-dealers or other  persons  statutory  underwriters  and subject  them to the  prospectus delivery and liability  provisions of the Securities Act. Any  determination  of whether a person is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealer firms should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary  secondary market transactions)  are generally  required to deliver a prospectus.  This is because the current  prospectus  delivery exemption in the Securities Act does not apply to these  transactions.  However,  subject  to the terms and  conditions  of the
Order,  the  Trust  has  received  an  exemption  from the  prospectus  delivery obligation in ordinary  secondary  market  transactions,  on the condition  that purchasers are provided with a product description of the Shares. This exemption only exempts dealers from the prospectus  delivery  requirement  with respect to ordinary  secondary  market  transactions  on the NYSE Arca and does not  exempt dealers from the prospectus  delivery  requirement  where a dealer's  activities would render the dealer a statutory underwriter. Certain other requirements must also be satisfied with regard to delivery of prospectuses to exchange members in transactions  on a  national  securities  exchange.  For more  information,  see
"Exchange Listing and Trading/Continuous Offering" in the SAI.

Counsel and Independent Registered Public Accounting Firm

Stradley  Ronon Stevens & Young,  LLP, 2600 One Commerce  Square,  Philadelphia,
Pennsylvania, serves as legal counsel to the Trust.

Ernst & Young  LLP,  Two  Commerce  Square,  Suite  4000,  2001  Market  Street,
Philadelphia,  PA 19103-7096, serves as independent registered public accounting firm of the Trust. Ernst & Young LLP audits the Funds' financial  statements and performs other related audit services.

If you want more  information  about the  Funds,  the  following  documents  are available free upon request:

Annual/Semi-Annual Reports

Additional  information  about each Fund's  investments will be available in the
Fund's annual and semi-annual  reports to  shareholders.  As of the date of this prospectus,  annual and  semi-annual  reports are not yet available  because the
Funds have not commenced operations.

Statement of Additional Information (SAI)

The SAI provides more detailed  information  about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semi-annual  reports and the
SAI by contacting the Funds directly at 1-877-738-8870.  The SAI and shareholder reports will also be available on the Funds' website, www.revenuesharesetfs.com.

You may  review and copy  information  about the  Funds,  including  shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange
Commission in Washington,  D.C. You may obtain  information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

     o    For a fee, by electronic request at  publicinfo@sec.gov  or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

     o    Free  from the  EDGAR  Database  on the  SEC's  Internet  website  at:
          http://www.sec.gov.

RevenueShares Large Cap Fund
RevenueShares Mid Cap Fund
RevenueShares Small Cap Fund

Prospectus
February 19, 2008

RevenueShares ETF Trust
Investment Company Act File No. 811-21993

                             RevenueShares ETF Trust

                       Statement of Additional Information

                                February 19, 2008

RevenueShares  ETF Trust (the  "Trust")  is an  open-end  management  investment company that  currently  offers  shares in three  separate and distinct  series, representing  separate portfolios of investments (each individually  referred to as a "Fund," and collectively referred to as the "Funds"). Each Fund has its own investment objective. The three Funds are:

                          RevenueShares Large Cap Fund
                           RevenueShares Mid Cap Fund
                          RevenueShares Small Cap Fund

VTL Associates,  LLC ("VTL" or "Management") serves as the investment adviser to each Fund. BNY Investment Advisors ("BNY Advisors") serves as the sub-adviser to each Fund.

This Statement of Additional  Information ("SAI") is not a prospectus and should be read only in conjunction with the Funds' current  Prospectus,  dated February
19, 2008. A copy of the Prospectus may be obtained by calling the Trust directly at 1-877-738-8870.  The Prospectus contains more complete  information about the
Funds. You should read it carefully before investing.

                                TABLE OF CONTENTS

                       GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware  statutory  trust  organized on December  15, 2006.  The
Trust is a diversified, open-end management investment company, registered under the  Investment  Company Act of 1940,  as amended  (the "1940  Act").  The Trust currently  offers  shares  ("Shares")  of  three  separate  diversified  series, representing  separate portfolios of investments:  RevenueShares Large Cap Fund,
RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund.

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a  specified  number of Shares  (each a "Creation  Unit" or a "Creation  Unit
Aggregation"),  generally in exchange  for (1) a portfolio of equity  securities constituting  a  substantial  replication,  or  representation,  of  the  stocks
included  in  the  relevant  Fund's  corresponding   benchmark  index  ("Deposit
Securities") and (2) a small cash payment referred to as the "Cash Component."

The Funds' Shares have been approved for listing on the NYSE Arca,  Inc.  ("NYSE
Arca") subject to notice of issuance. Fund Shares will trade on the NYSE Arca at market prices that may be below,  at or above NAV. Shares are redeemable only in
Creation Unit Aggregations and, generally,  in exchange for portfolio securities and a specified cash payment.  Creation Units are  aggregations of 50,000 Shares or more.  In the  event of the  liquidation  of a Fund,  the Trust may lower the number of Shares in a Creation Unit.

The  Trust  reserves  the  right to  offer a "cash"  option  for  creations  and redemptions  of Fund Shares,  although it has no current  intention of doing so.
Fund Shares may be issued in advance of receipt of Deposit Securities subject to various  conditions,  including a  requirement  to maintain on deposit  with the
Trust cash at least  equal to 105% of the market  value of the  missing  Deposit
Securities.  See the  "Creation and  Redemption  of Creation Unit  Aggregations"
section  of  this  SAI.  In  each  instance  of  such  full  cash  creations  or redemptions,  the  transaction  fees imposed will be four times the  transaction fees associated with in-kind  creations or redemptions.  In all cases, such fees will be limited in accordance with the  requirements of the U.S.  Securities and
Exchange  Commission (the "SEC") applicable to management  investment  companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

There can be no assurance  that the  requirements  of the NYSE Arca necessary to maintain  the listing of Shares of each Fund will  continue to be met.  The NYSE
Arca may, but is not  required  to,  remove the Shares of a Fund from listing if
(i) following the initial  12-month  period  beginning upon the  commencement of trading of a Fund, there are fewer than 50 beneficial  holders of the shares for
30 or more  consecutive  trading days, (ii) the value of the underlying index on which  a  Fund  is  based  is no  longer  calculated  or  available,  (iii)  the
"approximate  value" of a Fund, as described in "Fund Share  Trading  Prices" of the Prospectus,  is no longer  calculated or available,  or (iv) any other event shall occur or  condition  shall  exist  that,  in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca  inadvisable.  The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the NYSE Arca, brokers'  commissions on transactions  will be based on negotiated  commission rates at customary levels.
Negotiated commission rates only apply to investors who will buy and sell shares of the Funds in secondary market  transactions  through brokers on the NYSE Arca and does not apply to  investors  such as market  makers,  large  investors  and institutions who wish to deal in Creation Units directly with a Fund.

The Trust  reserves  the right to adjust  the price  levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished  through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

Continuous Offering

Broker-dealers  and other  persons are cautioned  that some  activities on their part  may,  depending  on  the  circumstances,  result  in  their  being  deemed participants  in a  distribution  in a manner that could  render them  statutory underwriters and subject to these  requirements.  For more detailed  information see  "Continuous  Offering"  in the  Prospectus.  Firms that incur a  prospectus delivery  obligation with respect to Shares are reminded that,  under Securities
Act Rule 153, a prospectus  delivery  obligation  under  Section  5(b)(2) of the
Securities Act owed to an exchange  member in connection with a sale on the NYSE
Arca is satisfied by the fact that the  prospectus is available at the NYSE Arca upon request.  The prospectus  delivery  mechanism  provided in Rule 153 is only available with respect to transactions on an exchange.

                              INVESTMENT STRATEGIES

In addition to the  fundamental  investment  restrictions  described below under
"Investment  Restrictions," and the principal  investment  policies described in the  Funds'  Prospectus,  each  Fund  is  subject  to the  following  investment strategies, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder  approval.  Not every Fund will invest in all of the types of securities and financial instruments that are listed.

Cash and Short-Term Investments

A Fund may invest a portion of its  assets,  for cash  management  purposes,  in short-term debt securities  (including  repurchase  agreements) of corporations, the U.S.  government  and its  agencies  and  instrumentalities,  and  banks and finance companies.

A Fund may  invest a portion  of its  assets in  shares  issued by money  market mutual funds for cash management  purposes. A Fund also may invest in collective investment  vehicles  that are  managed by an  unaffiliated  investment  manager pending investment of the Fund's assets in portfolio securities.

Loans of Portfolio Securities

A Fund  may  lend its  portfolio  securities  to  qualified  broker-dealers  and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities  loaned;  (2) the Fund may call the loan at any time and receive the  securities  loaned;  (3) the Fund will receive any interest or dividends  paid on the loaned  securities;  and (4)
the aggregate  market value of securities  loaned will not at any time exceed 33
1/3% of the total  assets of the  Fund.  Collateral  will  consist  of U.S.  and
non-U.S.  securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in  collateral  in the event of default or  insolvency of a borrower of a
Fund's portfolio securities. There is also a risk that a Fund may not be able to recall  securities  while  they are on loan in time to vote  proxies  related to those securities.

The Funds  participate  in a securities  lending  program under which the Funds'
custodian  is  authorized  to  lend  Fund  portfolio   securities  to  qualified
institutional investors that post appropriate  collateral.  The Funds' custodian receives a portion of the interest  earned on any  reinvested  collateral  as an offset for the costs of the program. The Funds may use the remaining income from the  program to offset  other  fees  charged  by the  Funds'  custodian  and its affiliates, including administration and transfer agency fees.

Borrowing

Pursuant to Section  18(f)(1) of the 1940 Act, a Fund may not issue any class of senior  security or sell any senior  security of which it is the issuer,  except that a Fund shall be  permitted  to borrow from any bank so long as  immediately after such  borrowings,  there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the  amount  of its  borrowings,  within 3 days,  to an  extent  that the  asset coverage shall be at least 300%.

Illiquid Securities

A Fund may not  invest  more than 15% of its net assets in  securities  which it cannot sell or dispose of in the ordinary  course of business  within seven days at approximately the value at which the Fund has valued the investment.

Repurchase Agreements

When a Fund enters into a repurchase  agreement,  it purchases securities from a bank or broker-dealer,  which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price,  thereby  determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of  return  insulated  from  market  fluctuations  during  the  term of the agreement.  The term of a  repurchase  agreement  generally  is short,  possibly overnight or for a few days,  although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase  agreements  are  considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities  transferred  to the Fund.  Repurchase  agreements  will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a  repurchase  agreement  having  more than seven days  remaining  to maturity  if, as a result,  such  agreement,  together  with any other  illiquid securities held by the Fund,  would exceed 15% of the value of the net assets of the Fund.

Futures

Each Fund may enter into  futures  contracts.  When a Fund  purchases  a futures contract, it agrees to purchase a specified underlying instrument at a specified future  date.  When a Fund  sells a  futures  contract,  it  agrees  to sell the underlying instrument at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.  Futures can be held until their  delivery  dates,  or can be closed out before then if a liquid secondary market is available.

When a Fund enters into a futures  transaction,  it must  deliver to the futures commission  merchant  selected by the Fund an amount referred to as the "initial margin." This amount is maintained either with the futures  commission  merchant or  in a  segregated  account  at  the  Funds'  custodian  bank.  Thereafter,  a
"variation  margin" may be paid by the Fund to, or drawn by the Fund from,  such account in  accordance  with  controls  set for such  accounts,  depending  upon changes  in the  price  of the  underlying  securities  subject  to the  futures contract. A Fund also may effect futures transactions through futures commission merchants that are  affiliated  with VTL, BNY Advisors or the Fund in accordance with procedures  adopted by the Board.  While futures  contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such  purchases are  consistent  with the Fund's  investment  objective and restrictions  and are permitted  under the 1940 Act. The 1940 Act requires that, as determined  immediately after a purchase is made, (i) not more than 5% of the value of a Fund's  total  assets will be invested in the  securities  of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in securities of investment  companies as a group and (iii) not more than 3% of the outstanding  voting stock of any one investment company will be owned by a Fund.  Certain  exceptions to these limitations may apply, and the
Funds may also rely on any future  applicable  SEC rules or orders that  provide exceptions to these limitations. As a shareholder of another investment company, a Fund would bear, along with other shareholders, the Fund's pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that a Fund would bear in  connection  with its own operations.

Segregated Assets

When  engaging  in  (or  purchasing)   options,   futures  or  other  derivative
transactions,  a Fund will cause its  custodian  to  earmark on the  custodian's books cash, U.S.  government  securities or other liquid  portfolio  securities, which shall be unencumbered  and  marked-to-market  daily.  (Any such assets and securities  designated  by the  custodian on its records are referred to in this
SAI as  "Segregated  Assets.")  Such  Segregated  Assets shall be  maintained in accordance with pertinent positions of the SEC.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund  without the  approval of a majority of the  outstanding voting  securities (as defined in the 1940 Act) of the Fund. Except with respect to borrowing,  and unless otherwise indicated, all percentage limitations listed below  apply to a Fund only at the time of the  transaction.  Accordingly,  if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage  that results from a relative  change in values or from a change in a Fund's total assets will not be considered a violation.  Each
Fund may not:

     (i)  Borrow money,  except to the extent  permitted by the 1940 Act, or any rules,  exemptions or interpretations  thereunder that may be adopted, granted or issued by the SEC.

     (ii) Act as an underwriter,  except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

     (iii) Make loans if, as a result,  more than 33?% of its total assets would be lent to other persons,  including other investment companies to the extent  permitted  by  the  1940  Act  or  any  rules,  exemptions  or interpretations  thereunder which may be adopted, granted or issued by the  SEC.  This  limitation  does  not  apply  to (i) the  lending  of portfolio securities, (ii) the purchase of debt securities, other debt instruments,  loan participations  and/or engaging in direct corporate loans in accordance with its investment goals and policies,  and (iii)
          repurchase  agreements  to the  extent  the  entry  into a  repurchase agreement is deemed to be a loan.

     (iv) Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments  representing  interests in real estate or  securities  or instruments  of  issuers  that  invest,  deal or  otherwise  engage in transactions  in real estate or  interests  therein  and (ii)  making, purchasing or selling real estate mortgage loans.

     (v)  Purchase or sell physical commodities,  unless acquired as a result of ownership of  securities or other  instruments  and provided that this
          restriction   does  not  prevent   the  Fund  from  (i)   engaging  in
          transactions  involving  currencies and futures  contracts and options thereon, or (ii) investing in securities or other instruments that are secured by physical commodities.

     (vi) Issue senior  securities,  except to the extent  permitted by the 1940
          Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

     (vii) Invest 25% or more of the Fund's net assets in  securities of issuers in any one  industry or group of  industries  (other  than  securities issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities or securities of other investment companies), except that a Fund may invest 25% or more of its net assets in  securities of issuers in the same industry to approximately the same extent that the
          Fund's  corresponding  index  concentrates  in  the  securities  of  a particular industry or group of industries. Accordingly, if the Fund's corresponding  index  stops  concentrating  in  the  securities  of  a particular  industry  or  group of  industries,  the  Fund  will  also discontinue concentrating in such securities.

                             MANAGEMENT OF THE TRUST

The Trust is a Delaware  statutory  trust.  Under  Delaware  law,  the Board has overall  responsibility  for managing the business and affairs of the Trust. The
Trustees elect the officers of the Trust, who are responsible for  administering the day-to-day operations of the Funds.

The Trustees and officers of the Trust,  along with their principal  occupations over the past five years and their  affiliations,  if any,  with VTL, are listed below.  The address of each  Trustee  and  officer of the Trust is One  Commerce
Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103.

Independent Trustees
                                                                                      Number of
                                              Term of                                Portfolios
                                             Office(1)                                 in Fund
                              Position(s)   and Length                               Complex(2)         Other
                              Held with      of Time      Principal Occupation(s)   Overseen by     Directorships
       Name and Age              Trust        Served        During Past 5 Years        Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Vincent DiStefano            Trustee        Since 2006   Orthopaedic Surgeon              3              None
(69)                                                     since 1970.
-------------------------------------------------------------------------------------------------------------------------------
Lawrence A. Goldberg         Trustee        Since 2006   Attorney since 1972.             3              None
(67)
-------------------------------------------------------------------------------------------------------------------------------
James C. McAuliffe           Trustee        Since 2006   Retired.  Police Officer         3              None
(56)                                                     from 1971 to 2004.
-------------------------------------------------------------------------------------------------------------------------------
Christian W. Myers, III      Trustee        Since 2006   Firefighter from 1976 to         3              None
(56)                                                     present.
-------------------------------------------------------------------------------------------------------------------------------
John J. Kolodziej            Trustee        Since 2007   Director of Finance, St.         3              None
(51)                                                     Francis Medical Center,
                                                         from 2002 to present.
-------------------------------------------------------------------------------------------------------------------------------

Interested Trustee

                                                                                      Number of
                                              Term of                                Portfolios
                                             Office(1)                                 in Fund
                              Position(s)   and Length                               Complex(2)         Other
                              Held with      of Time      Principal Occupation(s)   Overseen by     Directorships
       Name and Age              Trust        Served        During Past 5 Years        Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Vincent T. Lowry(3)          Chairman and   Since 2006   Chief Executive Officer,         3              None
(56)                         Trustee;                    VTL, from 2004 to
                             President                   present; Managing
                                                         Director, Smith Barney,
                                                         Inc. from 1984 to 2004.
-------------------------------------------------------------------------------------------------------------------------------

(1)  Each Trustee holds office for an indefinite term.
(2)  The "Fund Complex" consists of the Trust, which consists of three Funds.
(3)  Mr.  Lowry is  considered  to be an  "interested  person"  of the  Trust as defined  in the 1940 Act,  due to his  relationship  with VTL,  the  Funds'
     investment adviser.

Officers

The officers of the Trust not named above are:

                                              Term of
                                             Office(1)
                             Position(s)    and Length
        Name and              Held with      of Time
           Age                the Trust       Served             Principal Occupation(s) During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------------
Christopher C. Lanza(2)     Treasurer      Since 2007     Director, ETF Services, Foreside Fund Services, LLC,
(47)                                                      2007 to present; Vice President, Citigroup, from 2004 to
                                                          2007; Director, CMB Global Solutions, from 2000 to 2004.
-------------------------------------------------------------------------------------------------------------------------------
David M. Whitaker(2)        Chief          Since 2007     Counsel, Foreside Financial Group, LLC, from 2007 to
(36)                        Compliance                    present; Managing Member, Beacon Fund Services
                            Officer                       (consulting), from 2007 to present; Vice President,
                                                          Citigroup Fund Services, from 2004 to 2007; Assistant
                                                          Counsel, PFPC, Inc., from 2000 to 2004.
-------------------------------------------------------------------------------------------------------------------------------
Jennifer Folgia             Secretary      Since 2006     Operations Manager, VTL, from 2004 to present; Sales
(34)                                                      Assistant, Smith Barney, Inc., from 1994 to 2004.
-------------------------------------------------------------------------------------------------------------------------------

(1)  Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
(2)  Mr. Lanza and Mr.  Whitaker are  affiliated  persons of Foreside  Financial
     Group, LLC, the principal underwriter to the Funds.

Share Ownership

As of December 31, 2007,  the  Independent  Trustees did not own any  securities issued by VTL, Foreside Financial Group, LLC ("Foreside" or the  "Distributor"),
BNY Advisors, or any company controlling, controlled by, or under common control with VTL, the Distributor or BNY Advisors.  As of December 31, 2007, none of the
Trust's Trustees or officers owned outstanding Shares of any of the Funds.

Trustees' Compensation

                                                                         Pension or                  Total
                                                   Annual                Retirement              Compensation
                                                 Aggregate            Benefits Accrued        From the Trust and
                                                Compensation           As Part of Fund           Fund Complex
                  Name                        From the Trust*             Expenses*            Paid to Trustees*
-------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------
Vincent DiStefano, Trustee                         $5,000                   None                    $5,000
-------------------------------------------------------------------------------------------------------------------------------
Lawrence A. Goldberg, Trustee                      $5,000                   None                    $5,000
-------------------------------------------------------------------------------------------------------------------------------
James C. McAuliffe, Trustee                        $5,000                   None                    $5,000
-------------------------------------------------------------------------------------------------------------------------------
Christian W. Myers, III, Trustee                   $5,000                   None                    $5,000
-------------------------------------------------------------------------------------------------------------------------------
John J. Kolodziej                                  $5,000                   None                    $5,000
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
-------------------------------------------------------------------------------------------------------------------------------
Vincent T. Lowry, Chairman and Trustee              None                    None                     None
-------------------------------------------------------------------------------------------------------------------------------

*    These  figures  represent  estimates for the Trust's  current  fiscal year, which will end on June 30, 2008.

No officer of the Trust who is also an officer or employee of VTL  receives  any compensation  from the Trust for  services  to the  Trust.  The Trust  pays each
Trustee who is not affiliated with VTL $1,000 for each meeting in-person meeting attended and $250 for each special telephonic  meeting attended.  The Trust also reimburses  each  Trustee  and officer for  out-of-pocket  expenses  incurred in connection with travel to and attendance at Board meetings.

Board Committees

Audit  Committee.  The Audit  Committee  is composed  of all of the  Independent
Trustees.  John J. Kolodziej is the Chairman of the Audit  Committee.  The Audit
Committee has the  responsibility,  among other things, to: (i) select,  oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's  accounting and financial  reporting policies and practices,  its internal controls and, as appropriate,  the internal controls of certain  service  providers;  (iii) oversee the quality and  objectivity of each
Fund's financial  statements and the independent  audit(s) thereof; and (iv) act as a liaison between the Trust's  independent  registered public accounting firm and the full  Board.  The Audit  Committee  met once  during  the  period  ended
December 31, 2007.

Nominating  Committee.  The  Nominating  Committee  is  composed  of  all of the
Independent  Trustees.  James C.  McAuliffe  is the  Chairman of the  Nominating
Committee. The Nominating Committee has the responsibility,  among other things, to:  (i) make  recommendations  and  consider  shareholder  recommendations  for nominations for Board members;  and (ii) periodically  review  independent Board member  compensation.  The Nominating Committee met once during the period ended
December 31, 2007.

While the  Nominating  Committee is solely  responsible  for the  selection  and nomination of Trustee candidates, the Nominating Committee may consider nominees recommended  by  Fund  shareholders.  The  Nominating  Committee  will  consider recommendations  for nominees  from  shareholders  sent to the  Secretary of the
Trust, c/o VTL Associates,  LLC, One Commerce Square, 2005 Market Street,  Suite
2020, Philadelphia, Pennsylvania 19103. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations  or proxy  statements for the election of Trustees,  as well as information sufficient to evaluate the individual's  qualifications.  Nomination submissions  must be accompanied by a written consent of the individual to stand for  election  if  nominated  by  the  Board  and to  serve  if  elected  by the shareholders,  and such additional  information  must be provided  regarding the recommended nominee as reasonably requested by the Nominating Committee.

Control Persons and Principal Holders of Securities

Any  person  who owns  beneficially,  either  directly  or  through  one or more controlled  companies,  more than 25% of the voting  securities  of the Trust is presumed to control the Trust under the  provisions of the 1940 Act. Note that a controlling  person  possesses  the  ability to control  the  outcome of matters submitted for  shareholder  vote of the Trust.  As of February 12, 2008, each of the following persons owned 100% of the Shares of a Fund and owned more than 25%
of the outstanding Shares of the Trust. Accordingly, these persons may be deemed controlling  shareholders of the Trust until  additional  shareholders  purchase
Shares.

RevenueShares Large Cap Fund

     Vincent T. Lowry
     One Commerce Square
     2005 Market Street
     Suite 2020
     Philadelphia, Pennsylvania 19103       100%

RevenueShares Mid Cap Fund

     Vincent T. Lowry
     One Commerce Square
     2005 Market Street
     Suite 2020
     Philadelphia, Pennsylvania 19103       100%

RevenueShares Small Cap Fund

     BGM Advisors Corp.
     Suite 200
     120 South Warner Rd.
     King of Prussia, PA 19406              100%

                   INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
                         AND OTHER SERVICE ARRANGEMENTS

Investment Adviser

VTL, a Pennsylvania  limited  liability  company located at One Commerce Square,
2005 Market Street, Suite 2020, Philadelphia,  Pennsylvania 19103, serves as the investment  adviser  to the  Funds.  Vincent  T.  Lowry is the  majority  owner,
Chairman and Managing Member of VTL. VTL is registered as an investment  adviser under the Investment Advisers Act of 1940 (the "Advisers Act") with the SEC.

VTL  provides  investment  advisory  services  to  each  Fund  pursuant  to  the
Investment  Advisory Agreement dated October 12, 2007, between the Trust and VTL
(the  "Advisory  Agreement").  Pursuant  to the  Advisory  Agreement,  the Trust
employs VTL generally to manage the investment and reinvestment of the assets of the Funds.  Pursuant  to the  Advisory  Agreement,  each Fund pays VTL a fee for managing the Fund's  investments  that are  calculated  as a  percentage  of the
Fund's assets under management.  The table below provides the total advisory fee payable by each Fund:

Fund                                                    Advisory Fee

RevenueShares Large Cap Fund                               0.45%
RevenueShares Mid Cap Fund                                 0.50%
RevenueShares Small Cap Fund                               0.50%

Sub-Adviser

BNY Advisors,  located at 1633 Broadway,  13th Floor,  New York, New York 10019,
serves as the  sub-adviser  for each  Fund.  BNY  Advisors  is  responsible  for facilitating the appropriate  trading,  rebalancing the portfolios and providing cash  management  services to the Funds.  VTL pays BNY  Advisors  for  providing sub-advisory  services  for each Fund at an annual  rate of 0.08% of the  Fund's average  daily net assets up to $75  million,  0.06% on the next %50 million and
0.03% on the excess.

Portfolio Managers

Compensation of Portfolio Managers and Other Accounts Managed.

For his  services as a portfolio  manager of the Funds and other  accounts,  Mr.
Lowry  receives  an annual  salary  from VTL.  Set  forth  below is  information regarding  the  other  accounts  for which Mr.  Lowry has  day-to-day  portfolio management responsibilities,  as of December 31, 2007. In addition to the Funds,
Mr. Lowry manages:

-------------------------------------- --------------------------------------- ---------------------------------------
         Other Accounts                            Total Accounts                  Accounts with Performance Fees
-------------------------------------- ---------------------------------------- --------------------------------------
                                            Number               Assets              Number            Assets
-------------------------------------- ------------------ --------------------- ----------------- --------------------
   Registered Investment Companies             0                  $ 0                 0                 $ 0
-------------------------------------- ------------------ --------------------- ----------------- --------------------
   Other Pooled Investment Vehicles            0                  $ 0                 0                 $ 0
-------------------------------------- ------------------ --------------------- ----------------- --------------------
   Other Accounts                             13              $ 993.4 million         5             $ 492.6 million
-------------------------------------- ------------------ --------------------- ----------------- --------------------

BNY  Advisors  portfolio  managers  responsible  for  managing  mutual funds are generally  eligible  for  compensation  consisting  of base salary,  bonus,  and payments under the BNY Advisor's long-term incentive  compensation  program. All compensation  is paid by BNY  Advisors  and not by the  mutual  funds.  The same methodology  described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund  portfolio  managers are also  eligible for the standard  retirement benefits and health and welfare  benefits  available to all  employees.  Certain portfolio  managers may be eligible for  additional  retirement  benefits  under several supplemental retirement plans to restore  dollar-for-dollar the benefits of  management  employees  that had been cut back  solely as a result of certain limits due to the tax laws.  These  plans are  structured  to  provide  the same retirement benefits as the standard  retirement  benefits.  In addition,  mutual fund portfolio managers whose  compensation  exceeds certain limits may elect to defer a portion of their  salary  and/or bonus under The Bank of New York Mellon
Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's  experience and performance in the role, taking into account the ongoing compensation  benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors.  One factor is performance  of the mutual fund gross of fees relative to  expectations  for how
the  mutual  fund  should  have  performed,  given  its  objectives,   policies,
strategies and limitations,  and the market  environment  during the measurement period.  Additional  factors  include the overall  financial  performance of the company,  the performance of all accounts  (relative to expectations)  for which the portfolio manager has responsibility,  the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment  professionals  and supporting staff, and overall  contributions  to strategic  planning and decisions for the  investment management  group. The target bonus is expressed as a percentage of base salary.
The actual  bonus paid may be more or less than the target  bonus,  based on how well the portfolio  manager  satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive  compensation program,  certain portfolio managers are  eligible  to  receive  a payment  from the  company's  long-term  incentive compensation plan based on their years of service, job level and, if applicable, management  responsibilities.  Each year,  a portion  of the  firm's  profits is allocated to the long-term  incentive  compensation award. The annual awards are paid after three years.

In addition to the Funds, Ms. Krisko manages:

-------------------------------------- ------------------------------------- ------------------------------------
           Other Accounts                         Total Accounts               Accounts with Performance Fees
-------------------------------------- ------------------------------------- ------------------------------------
                                            Number             Assets            Number            Assets
-------------------------------------- ------------------------------------- -------------------------------------
   Registered Investment Companies            87          $  7.10 billion           0                $0
-------------------------------------- ------------------ ------------------ ---------------- -------------------
   Other Pooled Investment Vehicles           16          $  6.10 billion           0                $0
-------------------------------------- ------------------ ------------------ ---------------- ------------------
   Other Accounts                             42          $  10.10 billion          0                $0
-------------------------------------- ------------------ ------------------ ----------------- ------------------

Description of Material  Conflicts of Interest.  Because the portfolio  managers manage multiple portfolios for multiple clients,  the potential for conflicts of interest exists.  Each portfolio  manager  generally  manages  portfolios having substantially  the same investment style as the Funds.  However,  the portfolios managed by a portfolio manager may not have portfolio  compositions identical to those of the Funds  managed  by the  portfolio  manager  due,  for  example,  to specific  investment  limitations  or guidelines  present in some  portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio  may vary from the  performance  of  securities  purchased for other portfolios.  A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly  contrary to investment  decisions made on behalf of the Funds, or make  investment  decisions that are similar to those made for the Funds,  both of which have the  potential to  adversely  impact the
Funds  depending  on market  conditions.  For example,  a portfolio  manager may purchase a security  in one  portfolio  while  appropriately  selling  that same security in another  portfolio.  In addition,  some of these portfolios have fee structures  that are or have the  potential to be higher than the advisory  fees paid by the Funds,  which can cause  potential  conflicts in the  allocation  of investment opportunities between the Funds and the other accounts.  However, the compensation  structure for portfolio managers does not provide any incentive to favor one account over another  because that part of a manager's  bonus based on performance  is not based on the  performance of one account to the exclusion of others.  There are many other factors  considered in  determining  the portfolio manager's  bonus and there is no formula  that is applied to weight the  factors listed (see "Compensation of Portfolio Managers and Other Accounts Managed"). In
addition,  current trading  practices do not allow BNY Advisors to intentionally favor one  portfolio  over  another as trades are  executed as trade  orders are received.  Portfolio's  rebalancing  dates  also  generally  vary  between  fund families.  Program trades  created from the portfolio  rebalance are executed at market on close.

Portfolio  Managers'  Ownership of Shares of the Funds. As of December 31, 2007,
none of the portfolio managers owned Shares of the Funds.

Administrator and Fund Accountant

The Bank of New York ("BNY") serves as Administrator and Fund Accountant for the
Funds. Its principal address is One Wall Street, New York, New York 10286. Under the Fund  Administration  and Accounting  Agreement with the Trust, BNY provides necessary  administrative,  tax, accounting services and financial reporting for the  maintenance  and  operations of the Trust and each Fund.  In addition,  BNY makes available the office space,  equipment,  personnel and facilities required to provide such  services.  As  compensation  for the  foregoing  services,  BNY receives  certain out of pocket  costs,  transaction  fees and asset based fees, which are accrued  daily and paid  monthly by the Trust.  As of the date of this
SAI, the Funds have not paid any administration fees.

Custodian and Transfer Agent

BNY also serves as  custodian  for the Funds  pursuant  to a Custody  Agreement.
Under the Custody  Agreement with the Trust, BNY maintains in separate  accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records  related to these  services,  and provides  other  services.  BNY is required,  upon the order of the Trust, to deliver securities held by BNY and to make  payments  for  securities  purchased  by  the  Trust  for  each  Fund.  As compensation  for the  foregoing  services,  BNY receives  certain out of pocket costs,  transaction  fees and asset based fees, which are accrued daily and paid monthly  by the Trust.  As of the date of this SAI,  the Funds have not paid any custody fees.

Pursuant to a Transfer Agency and Services Agreement with the Trust, BNY acts as transfer agent for each Fund's  authorized  and issued  Shares,  and as dividend disbursing agent of the Trust. As compensation for the foregoing  services,  BNY receives  certain out of pocket  costs,  transaction  fees and asset based fees, which are accrued  daily and paid  monthly by the Trust.  As of the date of this
SAI, the Funds have not paid any transfer agency fees.

Distributor

The Distributor,  located at Two Portland Square,  Portland, Maine 04101, is the
principal  underwriter of the Funds' Shares and distributes Fund Shares pursuant to a Distribution  Agreement.  Shares are continuously  offered for sale by each
Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading  "Creation and Redemption of Creation
Unit  Aggregations."  The  Distributor  has no  obligation  to sell any specific quantity of Fund Shares.  The  Distributor,  its affiliates and officers have no role in  determining  the  investment  policies  or which  securities  are to be purchased or sold by the Trust or the Funds.

Financial Intermediary Wholesaler

Pacer Financial Inc. ("Pacer"),  located at 16 Industrial Boulevard,  Suite 201,
Paoli, PA 19301, serves as a third-party  wholesaler to the Funds. Pursuant to a contractual revenue-sharing arrangement with VTL, Pacer is primarily responsible for promoting the sale of Shares through broker/dealers, financial advisers, and
other  financial  intermediaries.   VTL  will  compensate  Pacer  from  its  own
resources, including profits from advisory fees received from the Funds.

Calculation Agent

Standard and Poors(R), located at 55 Water Street, New York, NY 10041, serves as calculation  agent  for the  RevenueShares  Indexes.  Standard  and  Poors(R)has
entered  into  a  contractual  agreement  with  VTL  under  which  Standard  and
Poors(R)will  be  primarily  responsible  for  Index  maintenance,  calculation, dissemination and reconstitution  activities.  VTL will compensate  Standard and
Poors(R)from  its own resources,  including  profits from advisory fees received from the Funds.

Other Service Providers

Foreside  Compliance  Services,  LLC ("FCS"),  an affiliate of the  Distributor, located  at Two  Portland  Square,  Portland,  Maine  04101,  provides  a  Chief
Compliance  Officer  and an  Anti-Money  Laundering  Officer  as well as certain additional  compliance support functions under a Compliance  Services Agreement.
Foreside  Management  Services,  LLC ("FMS"),  an affiliate of the  Distributor, located at Two Portland  Square,  Portland,  Maine  04101,  provides a Principal
Financial Officer to the Trust under a PFO/Treasurer  Agreement. As compensation for the  foregoing  services,  FCS and FMS receive  certain out of pocket costs, fixed and  asset-based  fees,  which are accrued  daily and paid  monthly by the
Funds.

Rule 12b-1 Plan

The Trust has adopted a  Distribution  and Service  Plan  pursuant to Rule 12b-1 under the 1940 Act (the  "Plan")  to  compensate  persons  who  provide  certain marketing or distribution-related  services for the Funds. The Plan provides for payments at an annual rate of 0.25% of each Fund's average daily net assets.

Under the Plan and as required  by Rule 12b-1,  the  Trustees  will  receive and review after the end of each calendar  quarter a written report  provided by the
Distributor  of the  amounts  expended  under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of each Fund's method of  distribution.  However,  no such fee is currently  charged to the Funds, and there are no plans in place to impose such a fee.

Independent Registered Public Accounting Firm

Ernst & Young  LLP,  Two  Commerce  Square,  Suite  4000,  2001  Market  Street,
Philadelphia,   PA  19103-7096,   the  Trust's  independent   registered  public
accounting firm, examines each Fund's financial statements and may provide other audit, tax and related services, subject to approval by the Audit Committee when applicable.

Counsel

Stradley  Ronon Stevens & Young,  LLP, 2600 One Commerce  Square,  Philadelphia,
Pennsylvania 19103, serves as counsel to the Trust.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The policy of the Trust  regarding  purchases  and sales of  securities  is that primary  consideration  will be given to obtaining the most favorable prices and
efficient  executions  of  transactions.   Consistent  with  this  policy,  when
securities  transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable  without  necessarily determining that the lowest possible  commissions are paid in all circumstances.
In seeking to determine the reasonableness of brokerage  commissions paid in any transaction,  BNY Advisors  relies upon its experience  and knowledge  regarding commissions  generally charged by various brokers.  The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies,  BNY Advisors effects transactions with those  brokers and dealers  that they  believe  provide the most  favorable prices and are capable of providing efficient executions.  BNY Advisors does not currently participate in soft dollar transactions with respect to the Funds.

BNY Advisors  assumes general  supervision  over placing orders on behalf of the
Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio  securities  by a Fund and one or more other  investment  companies or clients  supervised  by BNY Advisors are  considered  at or about the same time, transactions  in such  securities  may be allocated  among the Fund, the several investment  companies  and clients in a manner  deemed  equitable  to all by BNY
Advisors.  In some cases, this procedure could have a detrimental  effect on the price or volume of a security purchased or sold for the Funds. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage  commissions  will be beneficial to the Funds.  The primary  consideration  is prompt  execution of orders at the most favorable net price.

Portfolio Holding Disclosure Policies and Procedures

The Trust has adopted a policy regarding the disclosure of information about the
Trust's portfolio holdings.  The Board of Trustees of the Trust must approve all material  amendments to this policy.  The Funds' portfolio holdings are publicly disseminated  each  day the  Funds  are  open  for  business  through  financial reporting and news services,  including publicly  accessible Internet web sites.
In addition,  a basket  composition  file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components,  is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC").  The
basket represents one Creation Unit of each Fund.

Proxy Voting Policy

The Board has delegated to BNY Advisors the  responsibility to vote proxies with respect to the portfolio  securities held by the Funds. BNY Advisors has adopted policies and procedures  with respect to voting  proxies  relating to securities held in client accounts for which it has discretionary authority. Information on how BNY  Advisors  voted  proxies on behalf of the Funds  relating to  portfolio securities  during the most recent 12-month (or shorter,  as applicable)  period ended June 30 may be obtained  (i) without  charge,  upon  request,  through the
Funds'  website at  www.revenuesharesetfs.com;  and (ii) on the SEC's website at
http://www.sec.gov  or the EDGAR  database on the SEC's  website.  Proxy  voting policies for BNY Advisors are included as Appendix A to this SAI.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act,  the Board of Trustees  has adopted a joint Code of Ethics for the Trust and VTL and approved a Code of Ethics adopted by BNY Advisors  (collectively  the  "Codes").  The Codes are intended to ensure that the  interests of  shareholders  and other  clients are placed ahead of any personal interest,  that no undue personal benefit is obtained from any person's employment  activities  and that actual and potential  conflicts of interest are avoided.  The  Codes  apply to the  personal  investing  activities  of  certain individuals  employed  by or  associated  with the  Trust,  VTL or BNY  Advisors
("Access  Persons").  Rule 17j-1 and the Codes are designed to prevent  unlawful practices  in  connection  with the  purchase  or sale of  securities  by Access
Persons.  Under the Codes,  Access  Persons are  permitted to engage in personal securities  transactions,  but are required to report their personal  securities transactions for monitoring purposes.  The Codes permit personnel subject to the
Codes  to  invest  in  securities  subject  to  certain  limitations,  including securities that may be purchased or held by a Fund. In addition,  certain Access
Persons are  required to obtain  approval  before  investing  in initial  public offerings  or private  placements.  The Codes are on file with the SEC,  and are available to the public.

                       CAPITAL STOCK AND OTHER SECURITIES

Each Fund is  authorized  to issue an unlimited  number of Shares of  beneficial interest  without par value.  Each Share of  beneficial  interest  represents an equal  proportionate  interest in the assets and liabilities of the Fund and has identical  voting,  dividend,  redemption,  liquidation  and  other  rights  and preferences as the other Shares of the Fund.

Under  Delaware  law,  the Trust is not  required  to,  and the  Trust  does not presently intend to, hold regular annual meetings of  shareholders.  Meetings of the  shareholders  of one or more of the  Funds may be held from time to time to consider certain matters,  including changes to a Fund's fundamental  investment policies,  changes to the Management Agreement and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per Share with  proportionate  voting  for  fractional  Shares.  The
Shares  of a Fund do not have  cumulative  voting  rights or any  preemptive  or conversion rights, and the Trustees have authority, from time to time, to divide or combine  the Shares of the Fund into a greater or lesser  number of Shares so affected.  In the case of a liquidation of a Fund, each  shareholder of the Fund will be entitled to share, based upon the shareholder's percentage ownership, in the distribution of assets,  net of liabilities,  of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders,  all Shares shall vote in the aggregate without  differentiation  between the Shares of the separate Funds or separate  classes,  if any, provided that (i) with respect to any matter that affects only the  interests  of some but not all Funds,  then only the Shares of such affected Funds, voting separately, shall be entitled to vote on the matter,
(ii) with respect to any matter that affects only the  interests of some but not all classes,  then only the Shares of such affected classes,  voting separately, shall  be  entitled  to  vote  on the  matter;  and  (iii)  notwithstanding  the foregoing,  with  respect  to any  matter  as to  which  the  1940  Act or other applicable  law or  regulation  requires  voting by Fund or by  class,  then the
Shares of the Trust shall vote as prescribed in that law or regulation.

Book Entry Only System. The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Book Entry."

DTC Acts as  Securities  Depository  for Fund  Shares.  Shares  of the Funds are
represented  by  securities  registered  in the name of DTC or its  nominee  and deposited with, or on behalf of, DTC.

DTC, a  limited-purpose  trust  company,  was created to hold  securities of its participants  (the "DTC  Participants")  and to  facilitate  the  clearance  and settlement  of  securities  transactions  among  the  DTC  Participants  in such securities  through  electronic  book-entry  changes  in  accounts  of  the  DTC
Participants,  thereby  eliminating the need for physical movement of securities certificates.  DTC Participants  include securities brokers and dealers,  banks, trust companies, clearing corporations and certain other organizations,  some of whom (and/or their representatives) own DTC. More specifically,  DTC is owned by a number of its DTC  Participants  and by the New York Stock Exchange  ("NYSE"),
the American Stock  Exchange and the Financial  Industry  Regulatory  Authority.
Access to the DTC system is also  available  to others  such as banks,  brokers, dealers  and  trust  companies  that  clear  through  or  maintain  a  custodial relationship  with  a  DTC  Participant,  either  directly  or  indirectly  (the
"Indirect Participants").

Beneficial  ownership  of  Shares  is  limited  to  DTC  Participants,  Indirect
Participants and persons holding interests through DTC Participants and Indirect
Participants.  Ownership  of  beneficial  interests  in Shares  (owners  of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected  only through,  records  maintained by
DTC (with respect to DTC  Participants)  and on the records of DTC  Participants
(with respect to Indirect  Participants  and Beneficial  Owners that are not DTC
Participants).   Beneficial   Owners  will  receive  from  or  through  the  DTC
Participant  a  written  confirmation  relating  to their  purchase  and sale of
Shares.  No  Beneficial  Owner  shall  have the right to  receive a  certificate representing such Shares.

Conveyance of all notices,  statements  and other  communications  to Beneficial
Owners is effected as follows.  Pursuant to the Depositary Agreement between the
Trust and DTC,  DTC is required to make  available to the Trust upon request and for a fee to be  charged  to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of  Beneficial  Owners  holding  Shares,  directly or  indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such  notice,  statement  or other  communication,  in such form, number and at such place as such DTC  Participant  may  reasonably  request,  in order that such notice,  statement or  communication  may be transmitted by such
DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement  for the expenses  attendant to such  transmittal,  all subject to applicable statutory and regulatory requirements.

Fund  distributions  shall  be made to DTC or its  nominee,  Cede & Co.,  as the registered  holder of all Fund Shares.  DTC or its nominee,  upon receipt of any such  distributions,  shall immediately  credit DTC Participants'  accounts with payments in amounts  proportionate to their respective  beneficial  interests in
Shares of the Fund as shown on the  records of DTC or its  nominee.  Payments by
DTC Participants to Indirect  Participants and Beneficial  Owners of Shares held through  such DTC  Participants  will be governed by standing  instructions  and customary practices, as is now the case with securities held for the accounts of customers  in bearer  form or  registered  in a "street  name,"  and will be the responsibility of such DTC Participants.

The Trust has no  responsibility  or  liability  for any  aspect of the  records relating to or notices to  Beneficial  Owners,  or  payments  made on account of beneficial  ownership interests in such Shares, or for maintaining,  supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship  between such DTC  Participants  and the Indirect  Participants and
Beneficial  Owners  owning  through  such DTC  Participants.  DTC may  decide to discontinue  providing  its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under  applicable  law. Under such  circumstances,  the Trust shall take action to find a  replacement  for DTC to perform its  functions at a comparable cost.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation.  The Trust issues and sells Shares of each Fund only in Creation  Unit
Aggregations  on a continuous  basis  through the  Distributor,  without a sales load,  at their NAVs next  determined  after  receipt,  on any  Business Day (as defined below),  of an order in proper form.  Orders are placed in "proper form"
when the orders comply with the order  processing  procedures  identified in the
Authorized  Participant  Agreement  for creation or  redemption of Shares of the
Funds.

A "Business  Day" is any day on which the NYSE is open for  business.  As of the date of this SAI, the NYSE  observes  the  following  holidays:  New Year's Day,
Martin Luther King, Jr. Day, Washington's Birthday,  Good Friday,  Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities  and Deposit or Delivery of Cash.  The  consideration  for purchase of  Creation  Unit  Aggregations  of a Fund  generally  consists of the in-kind  deposit of a designated  portfolio of equity  securities--the  "Deposit
Securities"--per  each  Creation  Unit  Aggregation  constituting  a substantial replication  of the stocks  included in the Fund's  corresponding  index  ("Fund
Securities") and an amount of cash--the "Cash  Component"--computed as described below.  Together,  the Deposit Securities and the Cash Component  constitute the
"Fund Deposit," which  represents the minimum initial and subsequent  investment amount for a Creation Unit Aggregation of a Fund.

The Cash  Component is sometimes also referred to as the Balancing  Amount.  The
Cash Component serves the function of compensating  for any differences  between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).
The Cash Component is an amount equal to the  difference  between the NAV of the
Fund Shares (per Creation Unit Aggregation) and the "Deposit  Amount"--an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit
Amount), the creator will deliver the Cash Component. If the Cash Component is a negative  number (i.e.,  the NAV per Creation Unit  Aggregation is less than the
Deposit Amount), the creator will receive the Cash Component.

The Funds'  custodian,  through the NSCC (discussed  below),  makes available on each Business Day, prior to the opening of business on the NYSE Arca  (currently
9:30  a.m.,  Eastern  Time),  the list of the names and the  required  number of shares of each  Deposit  Security to be included  in the  current  Fund  Deposit
(based on  information  at the end of the previous  Business Day) for each Fund.
Such Fund Deposit is applicable,  subject to any adjustments as described below, in order to effect  creations of Creation  Unit  Aggregations  of the Fund until such time as the  next-announced  composition of the Deposit  Securities is made available.

The identity and number of shares of the Deposit Securities  required for a Fund
Deposit for a Fund  changes as  rebalancing  adjustments  and  corporate  action events are reflected within the Fund from time to time by VTL with a view to the investment  objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments  to the  composition of the stocks in the
Fund's corresponding index.

In addition,  the Trust reserves the right to permit or require the substitution of an amount of  cash--i.e.,  a "cash in lieu"  amount--to  be added to the Cash
Component  to  replace  any  Deposit  Security  that  may  not be  available  in sufficient  quantity  for  delivery  or that may not be  eligible  for  transfer through the systems of DTC or the Clearing Process  (discussed  below), or which might not be  eligible  for  trading by an  Authorized  Participant  (as defined below)  or the  investor  for  which  it is  acting  or other  relevant  reason.
Brokerage  commissions  incurred in connection  with the  acquisition of Deposit
Securities  not eligible  for transfer  through the systems of DTC and hence not eligible for transfer through the Clearing Process  (discussed below) will be at the  expense  of the Fund and will  affect  the  value of all  Shares;  but VTL, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters  described  above to protect  existing  shareholders.  The adjustments  described  above will reflect  changes  known to VTL on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition  of  the  Fund's  corresponding  index  or  resulting  from  certain corporate actions.

Procedures for Creation of Creation Unit  Aggregations.  To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a  "Participating  Party," i.e., a broker-dealer  or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"),  a clearing agency that is registered with the SEC; or (ii) a DTC Participant  (see the "Book Entry Only System"  section), and, in each case,  must have executed an agreement with the  Distributor,  with respect to creations and redemptions of Creation Unit Aggregations ("Participant
Agreement")  (discussed  below).  A Participating  Party and DTC Participant are collectively  referred  to as an  "Authorized  Participant."  A list of existing
Authorized  Participants  that have signed a Participant  Agreement is available from the Distributor.  All Fund Shares,  however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create  Creation Unit  Aggregations,  whether through the Clearing
Process (through a Participating Party) or outside the Clearing Process (through a DTC  Participant),  must be  received  by the  Distributor  no later  than the closing time of the regular  trading  session on the NYSE Arca ("Closing  Time")
(ordinarily  4:00  p.m.,  Eastern  Time) in each case on the date such  order is placed in order for creation of Creation Unit  Aggregations to be effected based on the NAV of Shares of a Fund as next  determined on such date after receipt of the  order in  proper  form.  In the case of custom  orders,  the order  must be received by the  Distributor  no later than 3:00 p.m.  Eastern Time on the trade date. A custom  order may be placed by an  Authorized  Participant  in the event that the Trust permits or requires the  substitution  of an amount of cash to be added to the Cash  Component  to replace any Deposit  Security  which may not be available in  sufficient  quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other  relevant  reason.  The date on which an  order to  create  Creation  Unit
Aggregations  (or an order to redeem  Creation Unit  Aggregations,  as discussed below)  is placed is  referred  to as the  "Transmittal  Date."  Orders  must be transmitted  by an  Authorized  Participant  by telephone or other  transmission method  acceptable to the  Distributor  pursuant to procedures  set forth in the
Participant Agreement, as described below (see the "Placement of Creation Orders
Using Clearing  Process" and the "Placement of Creation Orders Outside  Clearing
Process"  sections).  Severe  economic  or market  disruptions  or  changes,  or telephone  or other  communication  failure  may impede the ability to reach the
Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation
Unit  Aggregations  shall be placed with an Authorized  Participant  in the form required by such Authorized Participant. In addition, the Authorized Participant may  request  the  investor  to  make  certain  representations  or  enter  into agreements  with  respect to the order,  e.g.,  to provide for payments of cash, when required.  Investors should be aware that their  particular  broker may not have executed a  Participant  Agreement  and that,  therefore,  orders to create
Creation Unit  Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there  may be only a limited  number of  broker-dealers  that  have  executed  a
Participant  Agreement.  Those  placing  orders for Creation  Unit  Aggregations through the Clearing  Process  should  afford  sufficient  time to permit proper submission  of the order to the  Distributor  prior to the  Closing  Time on the
Transmittal  Date.  Orders for  Creation  Unit  Aggregations  that are  effected outside  the  Clearing  Process  are  likely to require  transmittal  by the DTC
Participant  earlier on the  Transmittal  Date than  orders  effected  using the
Clearing  Process.  Those persons  placing orders  outside the Clearing  Process should  ascertain the deadlines  applicable to DTC and the Federal  Reserve Bank wire system by contacting the operations  department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the
process  of  creating  or  redeeming  Creation  Unit  Aggregations  through  the
Continuous  Net  Settlement  System of the NSCC.  Fund Deposits made through the
Clearing  Process  must be  delivered  through a  Participating  Party  that has executed a Participant  Agreement.  The  Participant  Agreement  authorizes  the
Distributor  to  transmit  through  the  Custodian  to NSCC,  on  behalf  of the
Participating  Party,  such trade  instructions  as are  necessary to effect the
Participating  Party's  creation order.  Pursuant to such trade  instructions to
NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust,  together with such additional  information as may be  required  by the  Distributor.  An  order  to  create  Creation  Unit
Aggregations  through the Clearing Process is deemed received by the Distributor on the  Transmittal  Date if (i) such order is received by the  Distributor  not later  than the  Closing  Time on such  Transmittal  Date  and  (ii)  all  other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation  Orders  Outside  Clearing  Process.  Fund  Deposits  made outside the Clearing  Process must be delivered  through a DTC Participant  that has executed a Participant Agreement pre-approved by VTL and the Distributor.  A
DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected  outside the Clearing Process must state that the DTC Participant is not using  the  Clearing  Process  and that the  creation  of  Creation  Unit
Aggregations  will instead be effected through a transfer of securities and cash directly  through  DTC.  The Fund  Deposit  transfer  must be ordered by the DTC
Participant  on the  Transmittal  Date in a timely  fashion  so as to ensure the delivery  of the  requisite  number of  Deposit  Securities  through  DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the Business Day following the Transmittal Date.

All questions as to the number of Deposit  Securities  to be delivered,  and the validity,  form and  eligibility  (including time of receipt) for the deposit of any tendered  securities,  will be determined by the Trust, whose  determination shall be final and binding.  The amount of cash equal to the Cash Component must be transferred directly to the Funds' custodian through the Federal Reserve Bank wire  transfer  system in a timely  manner so as to be  received  by the  Funds'
custodian  no later than 2:00  p.m.,  Eastern  Time,  on the next  Business  Day immediately  following such  Transmittal  Date. An order to create Creation Unit
Aggregations  outside the Clearing Process is deemed received by the Distributor on the  Transmittal  Date if (i) such order is received by the  Distributor  not later  than the  Closing  Time on such  Transmittal  Date;  and  (ii) all  other procedures  set  forth  in the  Participant  Agreement  are  properly  followed.
However,  if the Funds'  custodian  does not receive both the  required  Deposit
Securities  and the Cash  Component  by 11:00  a.m.  Eastern  Time and 2:00 p.m.
Eastern Time,  respectively,  on the next Business Day immediately following the
Transmittal  Date,  such  order will be  canceled.  Upon  written  notice to the
Distributor,  such canceled order may be resubmitted the following  Business Day using a Fund Deposit as newly  constituted  to reflect the then current  Deposit
Securities and Cash  Component.  The delivery of Creation Unit  Aggregations  so created will occur no later than the third (3rd)  Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the  Clearing  Process  (through a DTC  participant)  and in the limited circumstances  in which any cash can be used in lieu of  Deposit  Securities  to create Creation Units. (See "Creation Transaction Fee" section below).

Creation Unit  Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable  Deposit  Securities as described  below.  In these circumstances,  the initial deposit will have a value greater than the NAV of the Fund  Shares on the date the order is placed  in proper  form  since,  in addition to available  Deposit  Securities,  cash must be deposited in an amount equal to the sum of (i) the Cash  Component,  plus (ii) 105% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit").

The order shall be deemed to be received on the  Business Day on which the order is placed  provided  that the order is placed in proper form prior to 4:00 p.m.,
Eastern  Time on such  date and  federal  funds in the  appropriate  amount  are deposited  with the Funds'  custodian by 11:00 a.m.  Eastern Time the  following
Business  Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business
Day, then the order may be deemed to be canceled and the Authorized  Participant shall  be  liable  to the Fund  for  losses,  if any,  resulting  therefrom.  An additional  amount of cash shall be  required  to be  deposited  with the Trust, pending  delivery of the missing Deposit  Securities to the extent  necessary to maintain the Additional  Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked to market value of the missing  Deposit  Securities.
To the extent that  missing  Deposit  Securities  are not  received by 1:00 p.m.
Eastern Time on the third  Business Day  following the day on which the purchase order is deemed received by the  Distributor or in the event a  marked-to-market payment is not made  within  one  Business  Day  following  notification  by the
Distributor  that  such a  payment  is  required,  the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be  liable to the  Trust  and the Fund for the  costs  incurred  by the Trust in connection  with any such  purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit  Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the  Distributor  plus the brokerage and related  transaction  costs associated with such purchases.  The Trust will return any unused portion of the
Additional  Cash Deposit once all of the missing  Deposit  Securities  have been properly  received  by the  Funds'  custodian  or  purchased  by the  Trust  and deposited into the Trust. In addition,  a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit  Aggregations so created will occur no later than the third  Business Day  following the day on which the purchase order is deemed received by the Distributor.

Acceptance  of Orders for Creation  Unit  Aggregations.  The Trust  reserves the absolute right to reject a creation order  transmitted to it by the  Distributor in  respect  of a Fund  if:  (i) the  order  is not in  proper  form;  (ii)  the investor(s),  upon obtaining the Fund Shares  ordered,  would own 80% or more of the  currently  outstanding  Shares of any Fund;  (iii) the  Deposit  Securities
delivered  are not as  disseminated  for that date by the Funds'  custodian,  as described  above;  (iv) acceptance of the Deposit  Securities would have certain adverse tax  consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel,  be  unlawful;  (vi)  acceptance  of the Fund Deposit would  otherwise,  in the discretion of the Trust or VTL, have an adverse effect on the Trust or the  rights of  beneficial  owners;  or (vii) in the event  that circumstances  outside  the  control of the Trust,  the  Funds'  custodian,  the
Distributor and VTL make it, for all practical  purposes,  impossible to process creation  orders.  Examples of such  circumstances  include acts of God;  public service or utility problems such as fires,  floods,  extreme weather  conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities  causing  trading  halts;  systems  failures  involving computer or other  information  systems  affecting the Trust, VTL, BNY Advisors,
BNY, the  Distributor,  DTC, NSCC, the Funds'  custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The
Distributor  shall notify a  prospective  creator of a Creation  Unit and/or the
Authorized  Participant  acting  on behalf of such  prospective  creator  of its rejection  of the order of such person.  The Trust,  the Funds'  custodian,  any
sub-custodian  and  the  Distributor  are  under  no  duty,   however,  to  give
notification of any defects or  irregularities  in the delivery of Fund Deposits nor  shall any of them  incur any  liability  for the  failure  to give any such notification.  All  questions as to the number of shares of each security in the
Deposit  Securities  and the validity,  form,  eligibility,  and  acceptance for deposit of any securities to be delivered shall be determined by the Trust,  and the Trust's determination shall be final and binding.

Creation  Transaction  Fee.  Investors  will be required to pay a fixed creation transaction  fee,  described  below,  regardless of the number of creations made each day. An  additional  charge of up to four times the fixed  transaction  fee
(expressed  as a  percentage  of the  value of the  Deposit  Securities)  may be imposed for (i) creations  effected outside the Clearing Process;  and (ii) cash
creations  (to  offset  the  Trust's   brokerage  and  other  transaction  costs
associated  with using  cash to  purchase  the  requisite  Deposit  Securities).
Investors  are  responsible  for  the  costs  of  transferring   the  securities
constituting  the Deposit  Securities to the account of the Trust.  The Standard
Creation/Redemption  Transaction Fee will be $2,500 for the RevenueShares  Large
Cap  Fund,  $2,000  for  the  RevenueShares  Mid Cap  Fund  and  $3,000  for the
RevenueShares  Small Cap Fund. The Maximum  Creation/Redemption  Transaction Fee
for each Fund will be $10,000 for the  RevenueShares  Large Cap Fund, $8,000 for
the RevenueShares Mid Cap Fund and $12,000 for the RevenueShares Small Cap Fund.

Redemption  of Fund Shares in Creation  Units  Aggregations.  Fund Shares may be
redeemed only in Creation Unit  Aggregations at their NAV next determined  after receipt of a  redemption  request in proper  form by a Fund  through  the Funds'
transfer  agent and only on a Business  Day.  A Fund will not  redeem  Shares in amounts less than Creation Unit Aggregations.  Beneficial owners must accumulate enough Shares in the secondary  market to constitute a Creation Unit Aggregation in order to have such Shares  redeemed by the Trust.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit  assembly of a Creation Unit  Aggregation.  Investors  should expect to incur  brokerage  and other  costs in  connection  with  assembling  a sufficient  number of Fund  Shares to  constitute  a  redeemable  Creation  Unit
Aggregation.  Each Fund's custodian,  through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m.,  Eastern Time) on each Business Day, the identity of the Fund  Securities  that will be applicable
(subject to possible amendment or correction) to redemption requests received in proper  form (as  described  below) on that day.  Fund  Securities  received  on redemption  may not be identical to Deposit  Securities  that are  applicable to creations of Creation Unit  Aggregations.  Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally  consist of Fund  Securities--as  announced on the Business Day of the request for redemption  received in proper form--plus or minus cash in an amount equal to the difference  between the NAV of the Fund Shares being  redeemed,  as next  determined  after a receipt of a request in proper form,  and the value of
the  Fund  Securities  (the  "Cash  Redemption   Amount"),   less  a  redemption
transaction  fee as listed below.  In the event that the Fund  Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming  shareholder.  The right of redemption  may be suspended or the date of payment  postponed  (i) for any period  during  which the NYSE is closed
(other than customary weekend and holiday closings);  (ii) for any period during which  trading  on the NYSE is  suspended  or  restricted;  (iii) for any period during which an emergency  exists as a result of which disposal of the Shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv)
in such other circumstances as is permitted by the SEC.

Redemption  Transaction  Fee. A redemption  transaction fee is imposed to offset transfer  and  other  transaction  costs  that  may be  incurred  by a Fund.  An additional  variable  charge for cash  redemptions  (when cash  redemptions  are available or specified) of up to four times the standard redemption  transaction fee  may  be  imposed  for a  Fund.  Investors  will  also  bear  the  costs  of transferring  the Fund  Securities  from the Trust to their  account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an Authorized  Participant to effect a redemption of a Creation Unit
Aggregation  may be  charged  an  additional  fee of up to four  times the fixed transaction fee for such services.  The redemption  transaction  fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation
Unit  Aggregations  through the Clearing  Process  must be  delivered  through a
Participating  Party that has executed the  Participant  Agreement.  An order to redeem Creation Unit Aggregations  using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Funds'
transfer agent not later than 4:00 p.m. Eastern Time on such  Transmittal  Date, and  (ii) all  other  procedures  set  forth in the  Participant  Agreement  are properly followed;  such order will be effected based on the NAV of the relevant
Fund as next determined. An order to redeem Creation Unit Aggregations using the
Clearing  Process  made in proper form but received by the Trust after 4:00 p.m.
Eastern  Time will be  deemed  received  on the next  Business  Day  immediately following the  Transmittal  Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption
Amount will be transferred by the third Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption  Orders Outside the Clearing  Process.  Orders to redeem
Creation  Unit  Aggregations  outside the  Clearing  Process  must be  delivered through a DTC  Participant  that has executed the Participant  Agreement.  A DTC
Participant  who  wishes  to place an order  for  redemption  of  Creation  Unit
Aggregations to be effected outside the Clearing Process must state that the DTC
Participant  is not using the Clearing  Process and that  redemption of Creation
Unit  Aggregations  will  instead be  effected  through  transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations  outside the
Clearing  Process is deemed received by the Trust on the Transmittal Date if (i)
such order is  received by the Funds'  transfer  agent not later than 4:00 p.m.,
Eastern  Time on such  Transmittal  Date;  (ii)  such  order is  accompanied  or followed by the requisite  number of Shares of the Fund,  which delivery must be made through DTC to the Funds'  custodian no later than 11:00 a.m.  Eastern Time
(for the Fund  Shares),  on the next  Business Day  immediately  following  such
Transmittal  Date (the "DTC  Cut-Off-Time")  and 2:00 p.m.  Eastern Time for any
Cash Component, if any, owed to a Fund; and (iii) all other procedures set forth in the Participant  Agreement are properly followed.  After the Trust has deemed an order for redemption  outside the Clearing Process  received,  the Trust will initiate  procedures to transfer the requisite Fund Securities that are expected to be delivered  within three Business Days and the Cash Redemption  Amount,  if any, owed to the redeeming  Beneficial  Owner to the  Authorized  Participant on
behalf of the redeeming Beneficial Owner by the third Business Day following the
Transmittal Date on which such redemption order is deemed received by the Trust.
The  calculation  of the value of the Fund  Securities  and the Cash  Redemption
Amount  to be  delivered/received  upon  redemption  will be made by the  Funds'
custodian  according to the  procedures set forth under  "Determination  of NAV"
computed on the Business Day on which a redemption  order is deemed  received by the Trust.  Therefore,  if a redemption order in proper form is submitted to the
Funds'  transfer agent by a DTC  Participant  not later than Closing Time on the
Transmittal  Date, and the requisite  number of Shares of the Fund are delivered to the Funds'  custodian  prior to the DTC  Cut-Off-Time,  then the value of the
Fund Securities and the Cash Redemption Amount to be delivered/received  will be determined by the Funds' custodian on such Transmittal Date. If, however, either
(i) the requisite number of Shares of the relevant Fund are not delivered by the
DTC  Cut-Off-Time,  as  described  above,  or (ii) the  redemption  order is not submitted in proper form, then the redemption  order will not be deemed received as of the  Transmittal  Date. In such case, the value of the Fund Securities and the Cash  Redemption  Amount to be  delivered/received  will be  computed on the
Business Day following the Transmittal Date provided that the Fund Shares of the relevant  Fund are delivered  through DTC to the Funds'  custodian by 11:00 a.m.
Eastern  Time the  following  Business  Day  pursuant  to a  properly  submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its  discretion  exercise its option to redeem such Fund Shares in cash,  and the  redeeming  Beneficial  Owner will be  required  to receive  its  redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole  discretion,  permit.  In either case, the investor will receive a cash  payment  equal to the NAV of its Fund Shares based on the NAV of
Shares of the relevant  Fund next  determined  after the  redemption  request is received in proper  form  (minus a  redemption  transaction  fee and  additional charge for requested  cash  redemptions  specified  above,  to offset the Fund's brokerage and other  transaction  costs  associated with the disposition of Fund
Securities).  A Fund  may  also,  in its  sole  discretion,  upon  request  of a shareholder,  provide such redeemer a portfolio of securities  that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added  to the  Cash  Component,  but in no event  will  the  total  value of the securities  delivered and the cash transmitted differ from the NAV.  Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state  securities  laws and the Fund  (whether  or not it  otherwise
permits  cash   redemptions)   reserves  the  right  to  redeem   Creation  Unit
Aggregations  for cash to the extent that the Trust could not  lawfully  deliver specific  Fund  Securities  upon  redemptions  or could not do so without  first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a  Creation  Unit  Aggregation  may be paid an  equivalent  amount of cash.  The
Authorized  Participant may request the redeeming  Beneficial  Owner of the Fund
Shares to complete  an order form or to enter into  agreements  with  respect to such matters as  compensating  cash payment,  beneficial  ownership of Shares or delivery instructions.

The table below  describes in further detail the placement of redemption  orders outside the clearing process.

                             Transmittal Date         Next Business Day     Second Business     Third Business Day
                                  (T)                       (T+1)              Day (T+2)              (T+3)
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Creation through NSCC         4:00 p.m. (ET)        No action.              No action.          Creation Unit
Standard Orders                                                                                 Aggregations will be
                              Order must be                                                     delivered.
                              received by the
                              Distributor.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Custom Orders                 3:00 p.m. (ET)        No action.              No action.          Creation Unit
                                                                                                Aggregations will be
                              Order must be                                                     delivered.
                              received by the
                              Distributor.

                              Orders received
                              after 3:00 p.m.
                              (ET) will be
                              treated as standard
                              orders.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Creation Outside NSCC         4:00 p.m. (ET)        11:00 a.m. (ET)         No action.          Creation Unit
Standard Orders                                                                                 Aggregations will be
                              Order in proper       Deposit Securities                          delivered.
                              form must be          must be received by
                              received by the       the Fund's account
                              Distributor.          through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must
                                                    be received by the
                                                    Fund's custodian.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Standard Orders created in    4:00 p.m. (ET)        11:00 a.m. (ET)         No action.          1:00 p.m. (ET)
advance of receipt by the
Trust of all or a portion     Order in proper       Available Deposit                           Missing Deposit
of the Deposit Securities     form must be          Securities.                                 Securities are due
                              received by the                                                   to the Trust or the
                              Distributor.          Cash in an amount                           Trust may use cash
                                                    equal to the sum of                         on deposit to
                                                    (i) the Cash                                purchase missing
                                                    Component, plus (ii)                        Deposit Securities.
                                                    105% of the market
                                                    value of the                                Creation Unit
                                                    undelivered Deposit                         Aggregations will be
                                                    Securities.                                 delivered.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Custom Orders                 3:00 p.m. (ET)        11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations will be
                              Order in proper       Deposit Securities                          delivered.
                              form must be          must be received by
                              received by the       the Fund's account
                              Distributor.          through DTC.

                                                    2:00 p.m. (ET)
                              Orders received
                              after 3:00 p.m.       Cash Component must
                              (ET) will be          be received by the
                              treated as standard   Orders Custodian.
                              orders.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Redemption Through NSCC
Standard Orders               4:00 p.m. (ET)        No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                              Order must be                                                     Amount will be
                              received by the                                                   transferred.
                              Fund's transfer
                              agent.

                              Orders received
                              after 4:00 p.m.
                              (ET) will be deemed
                              received on the
                              next business day
                              (T+1).
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Custom Orders                 3:00 p.m. (ET)        No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                              Order must be                                                     Amount will be
                              received by the                                                   transferred.
                              Fund's transfer
                              agent.

                              Orders received
                              after 3:00 p.m.
                              (ET) will be
                              treated as standard
                              orders.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Redemption Outside of NSCC    4:00 p.m. (ET)        11:00 a.m. (ET)         No action.          Fund Securities and
Standard Orders                                                                                 Cash Redemption
                              Order must be         Fund Shares must be                         Amount is delivered
                              received by the       delivered through DTC                       to the redeeming
                              Fund's transfer       to the Custodian.                           beneficial owner.
                              agent.
                                                    2:00 p.m. (ET)
                              Orders received
                              after 4:00 p.m.       Cash Component, if
                              (ET) will be deemed   any, is due.
                              received on the
                              next business day     *If the order is not
                              (T+1).                in proper form or the
                                                    Fund Shares are not
                                                    delivered, then the
                                                    order will not be
                                                    deemed received as of
                                                    T.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------
Custom Orders                 3:00 p.m. (ET)        11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                              Order must be         Fund Shares must be                         Amount is delivered
                              received by the       delivered through DTC                       to the redeeming
                              Fund's transfer       to the Fund's                               beneficial owner.
                              agent.                custodian.

                              Orders received       2:00 p.m. (ET)
                              after 3:00 p.m.
                              (ET) will be          Cash Component, if
                              treated as standard   any, is due.
                              orders.
                                                    *If the order is not
                                                    in proper form or the
                                                    Fund Shares are not
                                                    delivered, then the
                                                    order will not be
                                                    deemed received as of
                                                    T.
-------------------------  -----------------------  --------------------  -------------------  ---------------------------

                                      TAXES

Taxation of the Funds

Each Fund a Separate Corporation. Each Fund is treated as a separate corporation for  federal  income tax  purposes.  Losses in one Fund do not  offset  gains in
another  Fund  and  the   requirements   (other  than   certain   organizational
requirements)  for  qualifying  for  regulated   investment  company  status  as
described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated  Investment  Company.  Each Fund  intends to elect to be treated as a regulated  investment company under Subchapter M of the
Internal  Revenue Code and intends to so qualify during the current fiscal year.
As a regulated  investment  company, a Fund generally pays no federal income tax on the income and gains it  distributes  to you. The Board of Trustees  reserves the right not to maintain the qualification of a Fund as a regulated  investment company  if  it  determines  such  a  course  of  action  to  be  beneficial  to shareholders.  If a Fund fails to qualify as a regulated investment company, the
Fund would be subject to federal,  and possibly  state,  corporate  taxes on its taxable  income and gains,  and  distributions  to you will be taxed as dividend income to the extent of such Fund's earnings and profits.

In order to qualify as a regulated  investment  company  for federal  income tax purposes, each Fund must meet certain specific requirements, including:

     (i)  A Fund must maintain a diversified portfolio of securities, wherein no security,  including  the  securities of a qualified  publicly  traded partnership (other than U.S.  government  securities and securities of other  regulated  investment  companies)  can exceed 25% of the Fund's total assets,  and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment  companies) can exceed 5%
          of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments with respect to securities  loans,  gains from the sale or disposition  of stock,  securities or foreign  currencies,  or other income derived with respect to its business of investing in such stock,  securities,  or  currencies,  and net income  derived  from an interest in a qualified publicly traded partnership; and

     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company taxable income and net tax-exempt  income for each of its fiscal years.

Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the Code requires a Fund to  distribute to you by December 31 of each year, at a minimum, the  following  amounts:  98% of its taxable  ordinary  income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any  undistributed  amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January,  in which case you must treat them as received in December)
but can  give no  assurances  that  its  distributions  will  be  sufficient  to eliminate all taxes.

Investment  in Complex  Securities.  The Funds may invest in complex  securities
(e.g.,  futures,  options,  etc.) that could be subject to numerous  special and complex tax rules. These rules could affect whether gain or loss recognized by a
Fund is treated as ordinary or capital,  accelerate the recognition of income to a Fund  (possibly  causing  the Fund to sell  securities  to raise  the cash for necessary  distributions)  and defer a Fund's  ability to  recognize a loss.  In turn,  these rules could affect the amount,  timing,  or character of the income distributed to you by a Fund. For example:

     Investment  in Futures and Option  Contracts.  If a Fund invests in certain options and futures contracts, it could be required to mark-to-market these contracts  and realize any  unrealized  gains and losses at its fiscal year end even though it  continues  to hold the  contracts.  Under these  rules, gains  or  losses  on the  contracts  generally  would  be  treated  as 60%
     long-term  and 40%  short-term  gains or  losses,  but  gains or  losses on certain foreign  currency  contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  a Fund also would be required to mark-to-market  these contracts annually as of October
     31 (for capital gain net income and  ordinary  income  arising from certain foreign  currency  contracts),  and to realize and distribute any resulting income and gains.

     Tax straddles.  A Fund's investment in options and futures contracts (or in substantially  similar or related  property)  in  connection  with  certain hedging  transactions  could  cause  it to  hold  offsetting  positions  in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is  substantially  diminished by the fact that it holds other securities,  the Fund could be deemed to have entered into a tax "straddle"
     or to hold a "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Securities  Lending  Transactions.  A Fund's entry into securities  lending transactions  may  cause  the  replacement  income  earned  on  the  loaned securities to fall outside of the definition of qualified  dividend income.
     This replacement income generally will not be eligible for reduced rates of taxation  on  qualified  dividend  income,  and,  to the  extent  that debt securities  are loaned,  will  generally not qualify as qualified  interest income for foreign withholding tax purposes.

Taxation of Shareholders

Distributions of Net Investment  Income.  Each Fund receives income generally in the form of dividends and interest on its  investments in portfolio  securities.
This income, less expenses incurred in the operation of a Fund,  constitutes its net investment income from which income dividends may be paid to you. If you are a taxable  investor,  any  distributions  by a Fund from such income (other than qualified  dividends)  will be  taxable  to you at  ordinary  income  tax rates, whether  you  take  them in  cash  or in  additional  Shares.  Distributions  of qualified dividend income may be taxable to you at reduced rates.

Distributions  of Capital  Gains.  Each Fund may derive capital gain and loss in connection  with sales of  securities  in  anticipation  of their removal from a
Fund's  corresponding index or by reason of the application of certain tax rules such as those  described  above under the  heading,  "Investment  in Futures and
Option  Contracts."  Distributions  derived  from the  excess of net  short-term capital gain over net long-term  capital loss will be taxable to you as ordinary income.  Distributions  paid from the excess of net long-term  capital gain over net  short-term  capital loss will be taxable to you as long-term  capital gain, regardless of how long you have held your Shares in a Fund.  Any net  short-term or  long-term  capital  gain  realized  by a  Fund  (net  of  any  capital  loss carryovers)  generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.  If a Fund's  distributions  exceed its  taxable  income and capital  gains  realized  during  a  taxable  year,  all  or a  portion  of  the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable,  but will reduce each  shareholder's cost basis in a Fund and result in a higher  reported  capital  gain or lower  reported  capital loss when those
Shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Information  on the Amount and Tax  Character of  Distributions.  The Funds will inform you of the amount and  character of your  distributions  at the time they are  paid,  and will  advise  you of the tax  status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have  not held  Fund  Shares  for a full  year,  a Fund  may  designate  and distribute to you, as ordinary income, qualified dividends or capital gains, and in  the  case  of  non-U.S.  shareholders,  a Fund  may  further  designate  and distribute as interest-related  dividends and short-term capital gain dividends, a percentage  of income that may not be equal to the actual  amount of this type of income  earned  during the  period of your  investment  in the Fund.  Taxable distributions  declared by a Fund in December to  shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of each
Fund has the right to reject an order to purchase  Shares if the  purchaser  (or group of purchasers acting in concert with each other) would, upon obtaining the
Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant  to section 351 of the  Internal  Revenue  Code,  the Fund would have a basis  in the  Deposit  Securities  different  from  the  market  value  of such securities  on the date of  deposit.  The Trust  also has the  right to  require information  necessary to determine  beneficial  Share ownership for purposes of the 80% determination.

Sales, Exchanges and Redemption of Fund Shares. The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable  disposition of Shares will be treated as long-term  capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the  taxable  disposition  of Shares  will be treated  as  short-term capital gain or loss. A loss  realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially  identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one
(61) day period  beginning  thirty (30) days before and ending  thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the
Shares  acquired must be adjusted to reflect the disallowed  loss. Any loss upon the sale or  exchange  of Shares  held for six (6)  months or less is treated as long-term  capital loss to the extent of any capital gain dividends  distributed to you by the Fund on those Shares.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal  income taxes if earned directly by you.
States also grant tax-free  status to dividends paid to you from interest earned on direct obligations of the U.S. government,  subject in some states to minimum investment  or  reporting  requirements  that  must be met by a Fund.  Income on investments  by  a  Fund  in  certain  other  obligations,  such  as  repurchase agreements  collateralized by U.S. government obligations,  commercial paper and
federal   agency-backed   obligations   (e.g.,   Government   National  Mortgage
Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified  Dividend  Income for  Individuals.  For  individual  shareholders,  a portion of the dividends paid by a Fund may be designated as qualified  dividend income  eligible for taxation by  individuals  at long-term  capital gain rates.
This reduced rate  generally is available  for  dividends  paid by a Fund out of dividends earned on a Fund's  investment in stocks of domestic  corporations and qualified foreign corporations.

Both a Fund and the investor must meet certain  holding period  requirements  to qualify Fund dividends for this  treatment.  Specifically,  a Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  Shares,  include the day you sold your Shares but not the day you acquired these Shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal  year,  a Fund will  designate  the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced  rates.  If 95% or more of a Fund's income is from  qualified
sources,   it  will  be  allowed  to  designate  100%  of  its  ordinary  income distributions as qualified dividend income.

Dividends-Received  Deduction for Corporations.  For corporate  shareholders,  a portion  of  the  dividends  paid  by a  Fund  may  qualify  for  the  corporate dividends-received  deduction.  The portion of dividends  paid by a Fund that so qualifies  will  be  designated  each  year in a  notice  mailed  to the  Fund's shareholders,  and cannot  exceed the gross amount of dividends  received by the
Fund from  domestic  (U.S.)  corporations  that  would  have  qualified  for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation.

The  availability  of the  dividends-received  deduction  is  subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  Shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your Shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

Backup  Withholding.  By law, a Fund must  withhold  a portion  of your  taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any dividends or proceeds paid. The special
U.S.  tax  certification  requirements  applicable  to  non-U.S.  investors  are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors

In General.  Non-U.S.  investors may be subject to U.S.  withholding  and estate tax, and are subject to special U.S. tax  certification  requirements.  Non-U.S.
investors should consult their tax advisors about the  applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

Income Dividends. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund,  subject to certain  exemptions  for dividends  designated as capital
gain  dividends,   short-term  capital  gain  dividends,   and  interest-related
dividends as described below. However, notwithstanding such exemptions from U.S.
withholding at the source, any dividends and distributions of income and capital gains, including any proceeds from the sale of your Fund Shares, will be subject to backup  withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends & Short-Term Capital Gain Dividends. Dividends designated by the Fund as either (i) capital gain dividends from long-term capital gains or
(ii) short-term  capital gain dividends (other than long- or short-term  capital gains realized on  disposition of U.S. real property  interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United  States for a period or periods  aggregating  183 days or more during the taxable year.

Interest-Related Dividends. Interest-related dividends designated by a Fund from qualified  net  interest  income are not subject to U.S.  withholding  tax.  The
Fund's qualified net interest income equals the Fund's qualified interest income less allocable expenses.  "Qualified interest income" includes, in general, U.S.
source (1) bank  deposit  interest,  (2)  short-term  original  discount and (3)
interest  (including  original issue discount,  market discount,  or acquisition discount) on an obligation which is in registered  form,  unless it is earned on an obligation  issued by a  corporation  or  partnership  in which the Fund is a
10-percent  shareholder or is contingent interest,  and (4) any interest-related dividend from another  regulated  investment  company.  On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend  may be more or less  than the  amount  that is so  qualified.  This is because the  designation  is based on an estimate  of the Fund's  qualified  net interest  income for its entire fiscal year,  which can only be determined  with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount  of U.S.  tax  from a  dividend  payment.  In  this  case,  the  non-U.S.
investor's  only  recourse  may  be to  either  forgo  recovery  of  the  excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further  Limitations  on  Tax  Reporting  for  Interest-Related   Dividends  and
Short-Term  Capital Gain Dividends for Non-U.S.  Investors;  Sunset Rule. It may
not be practical in every case for the Fund to designate,  and the Fund reserves the right in these cases to not designate,  small amounts of interest-related or short-term  capital gain  dividends.  Additionally,  the Fund's  designation  of interest-related  or short-term capital gain dividends may not be passed through
to   shareholders   by   intermediaries   who   have   assumed   tax   reporting
responsibilities  for this income in managed or omnibus  accounts due to systems limitations  or operational  constraints.  The exemption  from  withholding  for short-term capital gain dividends and interest-related dividends designated by a
Fund is effective for  dividends  paid with respect to taxable years of the Fund beginning  after  December  31,  2004 and before  January 1, 2008,  unless  such exemption is extended or made permanent.

Other Dividends.  Income  dividends paid by a Fund to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S. withholding tax.

Effectively  Connected Income. If you hold your Fund Shares in connection with a
U.S.  trade or business,  your income and gains will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property.  Capital gains  distributions  attributable to gains from U.S. real property interests (including gains from the disposition of certain U.S. real property holding  corporations which may include certain REITs and certain  REIT capital gain  dividends)  will  generally be subject to United
States  withholding  tax and may give rise to an  obligation  on the part of the
non-U.S. shareholder to file a United States income tax return.

U.S.  estate  tax.  An  individual  who,  at the time of  death,  is a  Non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the  graduated  rates  applicable to U.S.  citizens and  residents, unless a treaty  exception  applies.  In the  absence  of a  treaty,  there is a
$13,000 statutory estate tax credit.  Transfers by gift of Shares of a Fund by a
non-U.S.  shareholder who is a nonresident  alien individual will not be subject to U.S.  federal  gift  tax.  The tax  consequences  to a  non-U.S.  shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers  with  respect  to  the  particular  tax  consequences  to  them  of an investment in a Fund, including the applicability of foreign tax.

U.S tax certification rules.  Special U.S. tax certification  requirements apply to non-U.S.  shareholders  both to avoid U.S. back up  withholding  imposed at a rate of 28% and to obtain the benefits of any treaty  between the United  States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

This  discussion  of "TAXES" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories  of  investors,  some of which may be subject to special  rules.  You should  consult your own tax advisor  regarding  your  particular  circumstances before making an investment in a Fund.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per  Share of each Fund is  computed  by  dividing  the value of the net assets of the Fund (i.e., the value of its total assets less total  liabilities)
by the total  number of Shares of the Fund  outstanding,  rounded to the nearest cent.  Expenses and fees  including,  without  limitation,  the  management  and administration  fees,  are accrued  daily and taken into account for purposes of determining  NAV. The NAV per Share is  calculated  by the Funds'  custodian and determined  as of  the  close  of  the  regular  trading  session  on  the  NYSE
(ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In  computing  each  Fund's  NAV,  the Fund's  securities  holdings  traded on a national  securities  exchange are valued based on their last sale price.  Price information  on listed  securities is taken from the exchange where the security is primarily traded.  Securities regularly traded in an over-the-counter  market are valued at the latest quoted sale price in such market or, in the case of the
NASDAQ,  at the NASDAQ official  closing price.  Other portfolio  securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures  adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Dividends from net investment income, if any, are declared and paid  quarterly.  Distributions  of  net  realized  securities  gains,  if  any,
generally  are  declared  and  paid  once  a  year,   but  the  Trust  may  make
distributions  on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or  advisable  to  preserve  the status of each Fund as a  regulated  investment company under the Tax Code, or to avoid  imposition of income or excise taxes on undistributed income.

Dividends and other  distributions on Fund Shares are distributed,  as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners
with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust.
Broker-dealers  may make  available  the DTC  book-entry  Dividend  Reinvestment
Service  for use by  Beneficial  Owners  of the Fund for  reinvestment  of their dividend  distributions.  Beneficial  Owners  should  contact  their  broker  to determine  the  availability  and  costs  of the  service  and  the  details  of participation  therein.  Brokers  may  require  Beneficial  Owners  to adhere to specific procedures and timetables.

                              FINANCIAL STATEMENTS

Set forth below for each Fund are the Statement of Assets and  Liabilities as of
February 11, 2008, and the Report of Independent  Registered  Public  Accounting
Firm,  dated  February  12, 2008.

RevenueShares ETF Trust
Statements of Assets and Liabilities
February 11, 2008
                                  -----------------------------------------------------------------------------------------------
                                  RevenueShares Large Cap Fund      RevenueShares Mid Cap Fund    RevenueShares Small Cap Fund
                                  -------------------------------  -----------------------------  -------------------------------

ASSETS:
                Cash                        $35,000                         $35,000                         $35,000
                                        --------------                   --------------                   -------------
                Total assets                 35,000                          35,000                          35,000
                                        --------------                   --------------                   -------------
Net Assets                                  $35,000                         $35,000                         $35,000
                                        ==============                   ==============                   =============

NET ASSETS CONSIST OF:

                Paid-in capital             $35,000                         $35,000                         $35,000
                                        --------------                   --------------                   -------------
Net Assets                                  $35,000                         $35,000                         $35,000
                                        ==============                   ==============                   =============

SHARES ISSUED AND OUTSTANDING:

                Shares Outstanding
                (unlimited shares           700.000                         700.000                         700.000
                authorized)             ==============                   ==============                   ==============

                Net Asset Value             $50.00                          $50.00                          $50.00
                per share               ==============                   ==============                   =============

The accompanying notes are an integral part of these financial statements

1.   ORGANIZATION

RevenueShares ETF Trust (the "Trust") is a Delaware statutory trust organized on
December 15, 2006. The Trust is an open-end management investment company, under the  Investment  Company Act of 1940,  as amended  (the "1940  Act").  The Trust
currently  offers  shares  of  three  separate  series,   representing  separate
diversified   portfolios   of   investments:   RevenueShares   Large  Cap  Fund,
RevenueShares Mid Cap Fund and  RevenueShares  Small Cap Fund (each a "Fund" and collectively the "Funds").

The Funds seek to achieve their investment  objective by attempting to replicate the portfolio of their  corresponding  RevenueShares  Index. Each  RevenueShares
Index  is  constructed  using  a  proprietary  rules-driven  methodology,  which re-weights the  constituent  securities of a specific  Standard & Poor's ("S&P")
index benchmark  according to revenue earned by the companies in that S&P Index.
Each Fund seeks to achieve it investment  objective of  outperforming  the total return performance of each corresponding S&P index:

----------------------------- ----------------------------------------------------------
    Fund                                      S&P Benchmark Index
----------------------------- ----------------------------------------------------------
RevenueShares Large Cap Fund  S&P 500 index comprised of common stocks of 500 leading companies in leading industries of the United States.
----------------------------- ----------------------------------------------------------
                              S&P MidCap 400 index comprised of common stock of 400
RevenueShares Mid Cap Fund    mid-sized companies.
----------------------------- ----------------------------------------------------------
RevenueShares Small Cap Fund  S&P Small Cap 600 index comprised of 600 common stocks of small-cap companies.
----------------------------- ----------------------------------------------------------

VTL Associates,  LLC (the "Adviser") is the investment adviser to each Fund. VTL is registered as an investment adviser under the Investment Advisers Act of 1940 with the U.S. Securities and Exchange Commission.

The Funds have had no  operations  to date.  The Funds have,  however,  sold 700 shares  of each  Fund for  $35,000  on  February  11,  2008.  These  shares  are controlled by the Adviser.

The Funds' shares have been approved for listing on the New York Stock  Exchange
Arca ("NYSE  Arca").  Fund  shares will trade on the NYSE Arca at market  prices that may be  below,  at or above a Fund's  net asset  value  (NAV).  Shares  are redeemable  only in Creation  Units and,  generally,  in exchange for  portfolio securities and a specified  cash payment.  Creation  Units are  aggregations  of
50,000 Fund shares or more.

2.   SIGNIFICANT ACCOUNTING POLICIES

The statement is prepared in conformity with U.S. generally accepted  accounting principles that require management to make estimates and assumptions that affect the reported  amounts of assets and liabilities at the date of these  statements of assets and liabilities. Actual results could differ from those estimates.

Each  Fund  intends  to  qualify  as  a  "regulated  investment  company"  under
Subchapter M of the Internal  Revenue Code. If so qualified,  each Fund will not be subject to federal income tax to the extent it distributes  substantially all of its net investment income and capital gains to shareholders.

The Adviser has agreed to assume all organization costs and expenses in order to limit each Fund's operating expenses.

As of the  date of these  statements,  costs  incurred  in  connection  with the organization of the Trust were $730,000.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Adviser to the Funds has overall  responsibility  for the general management and administration of the Funds,  subject to the supervision of the Funds' Board of Trustees.  For the services it provides to the Funds, the Adviser receives an advisory fee based on a percentage of daily net assets of each Fund.  Out of the management  fee, the Adviser pays all fees and expenses of the  Sub-Adviser  (as defined and discussed  below).  Each Fund is responsible  for the payment of all other  expenses  associated  with the  operation,  including  but not limited to brokerage expenses,  taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Trustees,  fees and expenses associated with the Funds'
compliance  program,  litigation  expenses,  fees  and  expenses  of the  Funds'
independent auditors,  registration fees, expenses associated with compliance by the  Funds  with  regulatory  requirements,  including  those  relating  to  the development and  distribution of their prospectus and shareholder  reports,  and extraordinary expenses.

For services provided,  the RevenueShares Large Cap Fund,  RevenueShares Mid Cap
Fund, and  RevenueShares  Small Cap Fund pays the Adviser a fee of 0.45%,  0.50%
and 0.50%, respectively, of each Fund's average daily net assets.

The Adviser has contractually  agreed to reduce its fees and/ or pay expenses in order to limit each Fund's annual operating expenses for the RevenueShares Large
Cap Fund, RevenueShares Mid Cap Fund, and RevenueShares Small Cap Fund to 0.49%,
0.54% and 0.54%, respectively.

BNY Investment Advisors (the "Sub-Adviser"), a separate identifiable division of
The Bank of New York Mellon Corporation,  acts as investment  sub-adviser to the
Funds.  Pursuant  to a  Sub-Advisory  Agreement  between  the  Adviser  and  the
Sub-Adviser,  the Sub-Adviser will be responsible for the day-to-day  management of the Funds,  subject to the supervision of the Adviser and the Funds' Board of
Trustees.  In this regard,  the Sub-Adviser will be responsible for implementing the investment  strategy for each Fund with regard to its  underlying  index and for general administration,  compliance and management services as may be agreed between the Adviser and Sub-Adviser from time to time.

In accordance with the terms of the Sub-Advisory Agreement, the Adviser pays the
Sub-Adviser,  out of its own  resources,  a fee  based  on a  percentage  of the average daily net assets of each Fund as set forth below:

     o    8 basis  points  (0.08%)  per annum on the fund's  daily  average  net assets up to $75 Million

     o    6 basis points (0.06%) per annum on the next $50 Million

     o    3 basis points (0.03%) per annum on the excess

There is a minimum annual fee of $35,000 per Fund.

The Bank of New York  Mellon  Corporation  serves as  administrator,  custodian, accounting agent and transfer agent for each Fund.

Foreside Fund Services,  LLC (the  "Distributor")  serves as the distributor for each Fund.  Shares are  continuously  offered for sale by each Fund  through the
Distributor  only in Creation  Units.  Each Fund has adopted a Distribution  and
Service  (12b-1) Plan  pursuant to which  payments of up to 0.25% of the average daily net assets may be made by the Fund. The Board of Trustees of each Fund has determined  that no such payments will be made,  and there are no plans in place to impose such a fee.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of RevenueShares ETF Trust

We have  audited  the  accompanying  statements  of assets  and  liabilities  of
RevenueShares ETF Trust (comprising, respectively, RevenueShares Large Cap Fund,
RevenueShares Mid Cap Fund and RevenueShares  Small Cap Fund)(the "Funds") as of
February 11, 2008. This financial  statement is the responsibility of the Funds'
management.  Our  responsibility  is to express  an  opinion  on this  financial statement based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement  is free of material  misstatement.  We were not engaged to perform an audit the Funds' internal control over financial  reporting.  Our audit included consideration  of  internal  control  over  financial  reporting  as a basis for designing audit  procedures that are appropriate in the  circumstances,  but not for the  purpose of  expressing  an opinion on the  effectiveness  of the Funds'
internal  control  over  financial  reporting.  Accordingly,  we express no such opinion. An audit also includes examining,  on a test basis, evidence supporting
the  amounts  and  disclosures  in  the  financial  statements,   assessing  the
accounting  principles  used and significant  estimates made by management,  and evaluating the overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements referred to above presents fairly, in all material  respects,  the financial  position of each of the respective Funds constituting  RevenueShares  ETF Trust at February 11, 2008, in conformity  with
U.S. generally accepted accounting principles.

                                              ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 12, 2008

                                   APPENDIX A

The Trust has  delegated to BNY Advisors the authority  and  responsibility  for voting  proxies on the  portfolio  securities  held by each Fund.  BNY  Advisors understands  that proxy voting is an integral  aspect of investment  management.
Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

BNY Advisors,,  through its participation on BNY Mellon's Proxy Policy Committee
("PPC"),  has adopted a Proxy  Voting  Policy,  related  procedures,  and voting guidelines  which are applied to those  client  accounts  over which it has been delegated the authority to vote proxies.  In voting proxies,  BNY Advisors seeks to act solely in the best  financial  and  economic  interest of the  applicable
client.   BNY  Advisors  will  carefully   review  proposals  that  would  limit
shareholder control or could affect the value of a client's investment.  It will
generally  oppose  proposals   designed  to  insulate  an  issuer's   management
unnecessarily  from the wishes of a majority of shareholders.  It will generally support proposals designed to provide management with short-term insulation from outside  influences so as to enable them to bargain  effectively  with potential
suitors  and  otherwise   achieve   long-term  goals.  On  questions  of  social
responsibility  where economic  performance  does not appear to be an issue, BNY
Advisors  will  attempt to ensure  that  management  reasonably  responds to the social  issues.  Responsiveness  will be  measured  by  management's  efforts to
address  the  proposal   including,   where   appropriate,   assessment  of  the
implications of the proposal to the ongoing  operations of the company.  The PPC will pay  particular  attention to repeat issues where  management has failed in its commitment in the intervening period to take actions on issues.

BNY Advisors  recognizes  its duty to vote proxies in the best  interests of its clients.  Adviser  seeks to avoid  material  conflicts  of interest  through its participation in the PPC, which applies  detailed,  pre-determined  proxy voting guidelines  (the "Voting  Guidelines")  in an objective  and  consistent  manner
across   client   accounts,   based  on  internal  and  external   research  and
recommendations  provided by a third party vendor, and without  consideration of any client relationship factors. Further, BNY Advisors and its affiliates engage a third  party as an  independent  fiduciary  to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting  proposals  are  reviewed,  categorized,  analyzed and voted in
accordance   with  the  Voting   Guidelines.   These   guidelines  are  reviewed
periodically  and updated as  necessary to reflect new issues and any changes in our policies on specific issues.  Items that can be categorized under the Voting
Guidelines  will be  voted  in  accordance  with any  applicable  guidelines  or referred to the PPC, if the  applicable  guidelines so require.  Proposals  that cannot be categorized  under the Voting  Guidelines  will be referred to the PPC for discussion and vote. Additionally,  the PPC may review any proposal where it has  identified a particular  company,  industry or issue for special  scrutiny.
With regard to voting proxies of foreign  companies,  Adviser weighs the cost of voting,  and potential  inability to sell the securities (which may occur during the voting  process)  against  the  benefit of voting the  proxies to  determine whether or not to vote.

In evaluating  proposals  regarding  incentive plans and restricted stock plans, the PPC typically  employs a shareholder  value transfer model. This model seeks to assess  the  amount of  shareholder  equity  flowing  out of the  company  to executives as options are exercised. After determining the cost of the plan, the
PPC  evaluates  whether  the cost is  reasonable  based on a number of  factors, including industry  classification and historical performance  information.  The
PPC generally  votes against  proposals that permit the repricing or replacement of stock options  without  shareholder  approval or that are silent on repricing and the company has a history of  repricing  stock  options in a manner that the
PPC believes is detrimental to shareholders.

BNY  Advisors  will  furnish  a copy of its Proxy  Voting  Policy,  any  related procedures, and its Voting Guidelines to each advisory client upon request. Upon request,  Adviser  will also  disclose  to an advisory  client the proxy  voting history for its account after the shareholder meeting has concluded.

A complete  copy of the Proxy  Policy may be obtained by writing to: Diane Leake at 500 Grant Street, Suite 4200, Pittsburgh,  PA 15258. The Trust is required to disclose  annually the Funds' complete proxy voting record on Form N-PX covering the period from July 1 of one year  through June 30 of the next and to file N-PX with the SEC no later than August 31 of each year.  The Funds' Form N-PX for the period  ending June 30, 2008 will be  available  through the Trust's  website at
www.revenuesharesetfs.com.  The Funds' Form N-PX will also be  available  on the
SEC's website at www.sec.gov.